     As filed with the Securities and Exchange Commission on March 1, 1999


                                                       Registration No. 33-64410

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------


                         POST-EFFECTIVE AMENDMENT NO. 6

                                    FORM S-6
                         ------------------------------

                  FOR THE REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2
                         ------------------------------
A.       Exact name of trust:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                  VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

B.       Name of depositor:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

C.       Complete address of depositor's principal executive office:

                                51 Madison Avenue
                            New York, New York 10010

D.       Name and complete address of agent for service:

                                 Carol Yee, Esq.
                           New York Life Insurance and
                               Annuity Corporation
                                51 Madison Avenue
                            New York, New York 10010

                                    Copy to:

Jeffrey Puretz, Esq.                            Michael J. McLaughlin, Esq.
Dechert, Price & Rhoads                         Senior Vice President
1500 K Street, N. W.                            and General Counsel
Washington, D.C.  20036                         New York Life Insurance Company
                                                51 Madison Avenue
                                                New York, New York  10010

It is proposed that this filing will become effective:


[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485.
[ ]  on May 1, 1999 pursuant to paragraph (b) of Rule 485.
[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[x]  on May 1, 1999 pursuant to paragraph (a)(1) of Rule 485.
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E.       Title of securities being registered:

         Units of interest in a separate account under flexible premium variable universal life insurance policies.

F.       Approximate date of proposed public offering:

         Not Applicable

G. Proposed maximum aggregate offering price to the public of the securities being registered:

[ ] Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.

                              CROSS REFERENCE SHEET

                      INFORMATION REQUIRED IN A PROSPECTUS

Item of Form N-8B-2                                       Prospectus Caption
-------------------                                       ------------------

     1                                                    Cover Page; Basic Questions and Answers About Us and
                                                          Our Policy

     2                                                    Cover Page

     3                                                    Not Applicable

     4                                                    Sales and Other Agreements

     5                                                    The Separate Account

     6                                                    The Separate Account

     9                                                    Legal Proceedings

     10                                                   General Provisions of
                                                          the Policy; Death
                                                          Benefit Under the
                                                          Policy; Free Look
                                                          Provision; Exchange
                                                          Privilege; Cash Value
                                                          and Cash Surrender
                                                          Value; Policy Loan
                                                          Privilege; The
                                                          Separate Account; The
                                                          Fixed Account; Charges
                                                          Under the Policy;
                                                          Sales and Other
                                                          Agreements; When We
                                                          Pay Proceeds; Payment
                                                          Options; Our Rights;
                                                          Your Voting Rights;
                                                          Basic Questions and
                                                          Answers About Us and
                                                          Our Policy

     11                                                   The Separate Account;
                                                          MainStay VP Series
                                                          Fund, Inc.; The Alger
                                                          American Fund; Calvert
                                                          Variable Series, Inc.;
                                                          Fidelity Variable
                                                          Insurance Products
                                                          Fund and Fidelity
                                                          Variable Insurance
                                                          Products Fund II;
                                                          Janus Aspen Series;
                                                          Morgan Stanley Dean Witter
                                                          Universal Funds, Inc.

     12                                                   The Separate Account; Sales and Other Agreements

     13                                                   The Separate Account;
                                                          Charges Under the
                                                          Policy; MainStay VP
                                                          Series Fund, Inc.; The
                                                          Alger American Fund;
                                                          Calvert Variable Series, Inc.;
                                                          Fidelity Variable Insurance
                                                          Products Fund and
                                                          Fidelity Variable
                                                          Insurance Products
                                                          Fund II; Janus Aspen
                                                          Series; Morgan Stanley Dean Witter
                                                          Universal Funds, Inc.

     14                                                   Basic Questions and Answers About Us and Our Policy;
                                                          The Separate Account; Sales and Other Agreements

     15                                                   Basic Questions and Answers About Us and Our Policy;
                                                          General Provisions of the Policy

     16                                                   The Separate Account;
                                                          Investment Return;
                                                          Basic Questions and
                                                          Answers About Us and
                                                          Our Policy; MainStay
                                                          VP Series Fund, Inc.;
                                                          The Alger American Fund;
                                                          Calvert Variable Series, Inc.;
                                                          Fidelity Variable Insurance
                                                          Products Fund and
                                                          Fidelity Variable
                                                          Insurance Products
                                                          Fund II; Janus Aspen
                                                          Series; Morgan Stanley Dean Witter
                                                          Universal Funds, Inc.

Item of Form N-8B-2                                       Prospectus Caption
-------------------                                       ------------------
     17                                                   Cash Surrender Value; Policy Surrenders and Partial
                                                          Withdrawals; General Provisions of the Policy

     18                                                   The Separate Accounts;
                                                          MainStay VP Series
                                                          Fund, Inc.; The Alger
                                                          American Fund; Calvert
                                                          Variable Series, Inc.;
                                                          Fidelity Variable
                                                          Insurance Products
                                                          Fund and Fidelity
                                                          Variable Insurance
                                                          Products Fund II;
                                                          Janus Aspen Series;
                                                          Morgan Stanley Dean Witter
                                                          Universal Funds, Inc.;
                                                          Investment Return

     19                                                   Records and Reports

     20                                                   Not Applicable

     21                                                   Policy Loan Privilege

     22                                                   Not Applicable

     23                                                   Not Applicable

     24                                                   Additional Provisions of the Policy

     25                                                   What are NYLIAC and New York Life?

     26                                                   Not Applicable

     27                                                   What are NYLIAC and New York Life?

     28                                                   Directors and Principal Officers of NYLIAC

     29                                                   What are NYLIAC and New York Life?

     30                                                   Not Applicable

     31                                                   Not Applicable

     32                                                   Not Applicable

     33                                                   Not Applicable

     34                                                   Not Applicable

     35                                                   Not Applicable

     37                                                   Not Applicable

     38                                                   Sales and Other Agreements

     39                                                   Sales and Other Agreements

     40                                                   Not Applicable

     41                                                   Sales and Other Agreements

     42                                                   Not Applicable

Item of Form N-8B-2                                       Prospectus Caption
-------------------                                       ------------------

     43                                                   Not Applicable

     44                                                   The Separate Account; Investment Return; General
                                                          Provisions of the Policy

     45                                                   Not Applicable

     46                                                   The Separate Account; Investment Return

     47                                                   The Separate Account;
                                                          MainStay VP Series
                                                          Fund, Inc.; The Alger
                                                          American Fund; Calvert
                                                          Variable Series, Inc.;
                                                          Fidelity Variable
                                                          Insurance Products
                                                          Fund and Fidelity
                                                          Variable Insurance
                                                          Products Fund II;
                                                          Janus Aspen Series;
                                                          Morgan Stanley Dean Witter
                                                          Universal Funds, Inc.

     48                                                   Not Applicable

     49                                                   Not Applicable

     50                                                   The Separate Account

     51                                                   Cover Page; Basic Questions and Answers About Us and
                                                          Our Policy

     52                                                   The Separate Accounts; Our Rights

     53                                                   Federal Income Tax Considerations

     54                                                   Not Applicable

     55                                                   Not Applicable

     59                                                   Financial Statements

               NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                          PROSPECTUS DATED MAY 1, 1999

                                      FOR

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
                                   OFFERED BY
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)

                                PRINCIPAL OFFICE

                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010


     This prospectus describes a flexible premium variable universal life insurance policy which New York Life Insurance and Annuity Corporation ("NYLIAC") issues. The policy provides lifetime insurance protection for individuals. The policy offers flexible premium payments, a choice of two death benefit options, loan privileges, increases and decreases to the policy's face amount of insurance and a choice of premium allocation alternatives, including a guaranteed interest option and the following eighteen variable investment divisions:



--   MainStay VP Capital Appreciation
--   MainStay VP Cash Management
--   MainStay VP Convertible
--   MainStay VP Government
--   MainStay VP High Yield Corporate Bond
--   MainStay VP International Equity
--   MainStay VP Total Return
--   MainStay VP Value
--   MainStay VP Bond
--   MainStay VP Growth Equity
--   MainStay VP Indexed Equity
--   Alger American Small Capitalization
--   Calvert Social Balanced
--   Fidelity VIP II Contrafund
--   Fidelity VIP Equity-Income
--   Janus Aspen Series Balanced
--   Janus Aspen Series Worldwide Growth
--   Morgan Stanley Dean Witter Emerging
     Markets Equity



We do not guarantee the investment performance of these investment divisions. Depending on current market conditions, you can make or lose money in any of the investment divisions.



     The death benefit may, and the cash surrender value of a policy will, go up or down depending on the performance of the investment divisions. The policy does not have a guaranteed minimum cash surrender value. While a policy is in force, the policy's death benefit will never be less than its face amount, less any outstanding policy debt. Although premiums are flexible, you may have to make additional premiums to keep the policy in effect. The policy may terminate if its cash surrender value is too small to pay the policy's monthly charges.



     You can borrow against or withdraw money from the policy, within limits. Loans and withdrawals will reduce the policy's death benefit and cash surrender value. You can also surrender the policy. We will apply a surrender charge if you surrender the policy during the first fifteen policy years. We may also apply this charge if you request a reduction of the face amount or if the policy terminates.



     You may examine the policy for a limited period of time after it is delivered and cancel it for a full refund of the greater of cash value or premiums paid, less any loans and withdrawals. Replacing existing insurance with this policy may not be to your advantage.



     You should read this prospectus and keep it for future reference. It contains information that you should know before investing. This prospectus is valid only when attached to current prospectuses for the MainStay VP Series Fund, Inc., The Alger American Fund, the Calvert Variable Series, Inc., the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series and the Morgan Stanley Dean Witter Universal Funds, Inc. (the "Funds", each individually a "Fund").



     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                     PAGE
                                     ----
DEFINITION OF TERMS................    4
BASIC QUESTIONS AND ANSWERS ABOUT
  US AND OUR POLICY................    6
  What are NYLIAC and New York
     Life?.........................    6
  What type of variable life
     insurance policy does NYLIAC
     offer?........................    6
  How is the policy available?.....    6
  What is the Cash Value of the
     policy?.......................    7
  How is the value of an
     Accumulation Unit
     determined?...................    7
  What is a net premium and how is
     it applied?...................    7
  What is the Fixed Account?.......    8
  How long will the policy remain
     in force?.....................    8
  Is the amount of the death
     benefit guaranteed?...........    8
  Is the death benefit subject to
     income taxes?.................    8
  Does the policy have a Cash
     Surrender Value?..............    8
  What is a modified endowment
     contract?.....................    9
  Can the policy become a modified
     endowment contract?...........    9
  What premiums are payable?.......    9
  What are unscheduled premiums?...    9
  When are premiums put into the
     Fixed Account or the Separate
     Account?......................   10
  How are net premiums allocated
     among the Allocation
     Alternatives?.................   10
  Are there charges against the
     policy?.......................   10
  What is the loan privilege?......   11
  Do I have a right to cancel?.....   11
  Can the policy be exchanged or
     all amounts allocated to the
     Fixed Account?................   11
  How is a person's age
     calculated?...................   11
CHARGES UNDER THE POLICY...........   12



                                     PAGE
                                     ----
  Deductions from Premiums.........   12
     Sales Expense Charge..........   12
     State Tax Charge..............   12
     Federal Tax Charge............   12
  Cash Value Charges...............   12
     Expense Allocation............   13
     Monthly Contract Charge.......   13
     Charge for Cost of Insurance
        Protection.................   13
  Separate Account Charges.........   14
     Mortality and Expense Risk
        Charge.....................   14
     Administrative Charge.........   14
     Other Charges for Federal
        Income Taxes...............   14
  Fund Charges.....................   14
  Surrender Charges................   17
     Exceptions to Surrender
        Charge.....................   18
  How the policy works.............   19
THE SEPARATE ACCOUNT...............   19
MAINSTAY VP SERIES FUND, INC. .....   20
THE ALGER AMERICAN FUND............   20
CALVERT VARIABLE SERIES, INC. .....   20
FIDELITY VARIABLE INSURANCE
  PRODUCTS FUND AND FIDELITY
  VARIABLE INSURANCE PRODUCTS FUND
  II...............................   21
JANUS ASPEN SERIES.................   21
MORGAN STANLEY DEAN WITTER
  UNIVERSAL FUNDS, INC. ...........   22
PORTFOLIOS.........................   22
  Additions, Deletions or
     Substitutions of
     Investments...................   26
  Reinvestment.....................   27
GENERAL PROVISIONS OF THE POLICY...   27
  Premiums.........................   27
  Scheduled Premiums...............   27
  Unscheduled Premiums.............   28
  Termination......................   28
  Maturity Date....................   28
DOLLAR COST AVERAGING..............   29
AUTOMATIC ASSET REALLOCATION.......   30
INTEREST SWEEP.....................   30

                                     PAGE
                                     ----
DEATH BENEFIT UNDER THE POLICY.....   31
  Face Amount Changes..............   33
  Life Insurance Benefit Option
     Changes.......................   33
CASH VALUE AND CASH SURRENDER
   VALUE...........................   34
  Cash Value.......................   34
  Transfers........................   34
  Investment Return................   34
  Cash Surrender Value.............   35
  Partial Withdrawals..............   35
POLICY LOAN PRIVILEGE..............   36
  Source of Loan...................   36
  Loan Interest....................   36
  Repayment........................   37
  Interest on Loaned Value.........   37
FREE LOOK PROVISION................   37
EXCHANGE PRIVILEGE.................   38
  Special New York Requirements....   38
YOUR VOTING RIGHTS.................   38
OUR RIGHTS.........................   39
DIRECTORS AND PRINCIPAL OFFICERS OF
  NYLIAC...........................   40
YEAR 2000 READINESS................   42
THE FIXED ACCOUNT..................   42
  Interest Crediting...............   42
  Transfers to Investment Divisions
     and to the Fixed Account......   42
  Procedures for Telephone
     Transfers.....................   43
FEDERAL INCOME TAX
  CONSIDERATIONS...................   43
  Tax Status of NYLIAC and the
     Separate Account..............   44
  Charges for Taxes................   44
  Diversification Standards and
     Control Issues................   44
  Life Insurance Status of
     Policy........................   45
  Modified Endowment Contract
     Status........................   46



                                     PAGE
                                     ----
  Policy Surrenders and Partial
     Withdrawals...................   46
  Policy Loans and Interest
     Deductions....................   47
  Corporate Alternative Minimum
     Tax...........................   48
  Exchanges or Assignments of
     Policies......................   48
  STEP Program.....................   48
  Other Tax Issues.................   48
  Qualified Plans..................   49
  Withholding......................   49
ADDITIONAL PROVISIONS OF THE
  POLICY...........................   49
  Reinstatement Option.............   49
  Additional Benefits You Can Get
     By Rider......................   50
  Payment Options..................   52
  Payees...........................   52
  Proceeds at Interest Options
     (Options 1A and 1B)...........   53
  Life Income Option (Option 2)....   53
  Beneficiary......................   53
  Assignment.......................   54
  Limits on Our Rights to Challenge
     the Policy....................   54
  Misstatement of Age or Sex.......   54
  Suicide..........................   54
  When We Pay Proceeds.............   54
RECORDS AND REPORTS................   55
SALES AND OTHER AGREEMENTS.........   55
LEGAL PROCEEDINGS..................   55
INDEPENDENT ACCOUNTANTS............   56
EXPERTS............................   56
FINANCIAL STATEMENTS...............   56
FINANCIAL STATEMENTS...............  F-1
APPENDIX A. Illustrations of Death
  Benefits, Cash Surrender Values
  and Accumulated Premiums.........  A-1



     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY STATE WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES.



     IN CERTAIN STATES, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

                              DEFINITION OF TERMS


ACCUMULATION UNIT: An accounting unit used to calculate the values under the policy held in the Separate Account.



ACCUMULATION VALUE: The value of Accumulation Units in the Investment Divisions of the Separate Account. The Accumulation Value is equal to the sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Divisions.



ALLOCATION ALTERNATIVES: The 18 Investment Divisions of the Separate Account and the Fixed Account.



BENEFICIARY: The person(s) or entity(ies) you name to receive insurance proceeds after the Insured dies.



BUSINESS DAY: Generally, any day on which NYLIAC is open and the New York Stock Exchange ("NYSE") is open for trading. We are closed on national holidays, Martin Luther King, Jr. Day and the Friday after Thanksgiving. In addition, we may choose to close on the day immediately preceding or following a national holiday. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of the NYSE, if earlier.



CASH SURRENDER VALUE: An amount payable to you upon surrender of the policy. This amount is equal to the Cash Value less any surrender charges, any deferred contract charges and any Policy Debt. However, for purposes of determining whether the policy lapses, any deferred contract charge will not be considered during the deferral period.



CASH VALUE:  The sum of the Accumulation Value and the value in the Fixed
Account.



ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.



FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Amounts in the Fixed Account are part of NYLIAC's general account, which is subject to the claims of its general creditors.



GUIDELINE ANNUAL PREMIUM: On the Policy Date, it is the annual premium for the benefits provided, based on guaranteed mortality and expense risk charges and an interest rate of 4% (for surrender charge purposes only, an interest rate of 5% is used). It is the same as "guideline level premium" as defined in Section 7702 of the Internal Revenue Code.



INSURED:  Person whose life the policy insures.


INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.


ISSUE DATE:  The day we approve and issue the policy.



MONTHLY DEDUCTION DAY: The first Monthly Deduction Day will be the Issue Date. If the Issue Date and the Policy Date are different, deductions made on the Issue Date will include cost of insurance and administrative charges for the period from the Policy Date to the Issue Date. Subsequent Monthly Deduction Days will be on each monthly anniversary of the Policy Date.



POLICY DATA PAGE:  Page 2 of the policy, containing the policy specifications.



POLICY DATE: The date we use to determine when your life insurance coverage begins. We also use this date as the starting point for determining policy anniversaries, Policy Years and Monthly Deduction Days (other than the first Monthly Deduction Day which is based on your policy's Issue Date). Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you cannot choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.



POLICY DEBT: The amount of the obligation from a policyowner to NYLIAC from outstanding loans. This amount includes any loan interest accrued to date.


POLICY YEAR: The twelve-month period starting with the Policy Date, and each twelve-month period thereafter.


SEC GUIDELINE ANNUAL PREMIUM: Same as Guideline Annual Premium, except that the calculation assumes 5% interest rate, Life Insurance Benefit Option 1, and assumes that there are no riders. It is used for purposes of calculating surrender charges.



SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums paid under the policies.

              BASIC QUESTIONS AND ANSWERS ABOUT US AND OUR POLICY

     1. WHAT ARE NYLIAC AND NEW YORK LIFE?


     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this prospectus, NYLIAC offers other life insurance policies and annuities. This prospectus includes NYLIAC's financial statements.



     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845.
NYLIAC held assets of $     billion at the end of 1998. New York Life has
invested in NYLIAC, and may, in order to maintain capital and surplus in accordance with state requirements, occasionally make additional contributions to NYLIAC.



     2. WHAT TYPE OF VARIABLE LIFE INSURANCE POLICY DOES NYLIAC OFFER?



     In this prospectus, we are offering a flexible premium variable universal life insurance policy. The policy provides for a death benefit, Cash Surrender Value, loan privileges and flexible premiums. It is called "flexible" because you may select the timing and amount of premiums and adjust the death benefit by increasing or decreasing the face amount (subject to certain restrictions). It is called "variable" because the death benefit may, and the Cash Surrender Value will, go up or down depending on the performance of the Investment Division(s) to which Cash Value is allocated.



     The policy is a legal contract between you and NYLIAC. The entire contract consists of the policy, the application and any riders to the policy.



     3. HOW IS THE POLICY AVAILABLE?



     The policy is available as a non-qualified policy. This means that the policy is not available as a qualified policy for use in connection with certain employee retirement plans that qualify for special federal income tax treatment. The policy may in the future be available as a qualified policy. The minimum face amount of a policy is $50,000. Increases must be for at least $5,000 and are subject to NYLIAC's maximum retention limits. In New Jersey and New York, increases are allowed once each Policy Year. Generally, the Insured may not be older than age 80 as of the Policy Date. Before we issue any policy or increase the policy's face amount, you must give us satisfactory evidence of insurability. For certain eligible groups under employer-sponsored plans, we may issue the policy and face amount increases based on our simplified underwriting rules and procedures.



     In some states, policies may be purchased in connection with the Severance Trust Executive Program ("STEP"), a non-qualified employee benefit plan. STEP policies are issued on a unisex basis. In Massachusetts and Montana, we also issue the policy only on a unisex basis. For policies issued on a unisex basis, you should disregard any reference in this prospectus that makes a distinction based on the gender of the Insured.

     4. WHAT IS THE CASH VALUE OF THE POLICY?



     The Cash Value is determined by (1) the amount and timing of premiums, (2) the investment experience of the Investment Divisions you selected, (3) the interest credited to amounts in the Fixed Account, and (4) any partial withdrawals and charges imposed on the policy. You bear the investment risk of any depreciation in value of the assets underlying the Investment Divisions but you also reap the benefit of any appreciation in their value.


     5. HOW IS THE VALUE OF AN ACCUMULATION UNIT DETERMINED?


     We calculate an Accumulation Unit each day the New York Stock Exchange ("NYSE") is open for business. We do this at the close of the NYSE (currently 4:00 p.m. Eastern Time). We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior day when the NYSE was open by the net investment factor. The net investment factor we use to calculate the value of an Accumulation Unit is equal to:



                                      (a/b) - c



Where:a = the sum of:



                 (1) the net asset value of a Portfolio share held in the
                     Separate Account for that Investment Division determined at the end of the current day on which we calculate the Accumulation Unit value, plus



                 (2) the per share amount of any dividends or capital gain
                     distributions made by the Portfolio for shares held on the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which we calculate an Accumulation Unit value for that Investment Division.



             b = the net asset value of a Portfolio share held in the Separate
                 Account for that Investment Division determined as of the end of the immediately preceding day on which we calculated an Accumulation Unit value for that Investment Division.



             c = a factor representing the mortality and expense risk charges and the administrative charges. This factor is currently equal, on an annual basis, to .70% (.60% for mortality and expense risk and .10% for administrative charges) of the daily net asset value of a Portfolio share in the Separate Account for that Investment Division. This factor is deducted on a daily basis.



     The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease.



     6. WHAT IS A NET PREMIUM AND HOW IS IT APPLIED?



     When you give us a premium payment, we deduct the sales expense, state tax and federal tax charges from your premium. We call the remainder the "net premium". You may allocate this net premium among the 19 Allocation Alternatives. The Allocation Alternatives consist of 18 Investment Divisions and the Fixed Account. The 18 Investment Divisions are listed on the first page of the prospectus.

     7. WHAT IS THE FIXED ACCOUNT?



     As an alternative to the Investment Divisions, you may allocate or transfer amounts to the Fixed Account. We will credit net premiums allocated to, and any amounts transferred to, the Fixed Account with a fixed interest rate. We will set the interest rate in advance at least annually. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All net premiums allocated or amounts transferred less amounts withdrawn, transferred from or charged against the Fixed Account, receive the interest rate in effect at that time. Different rates may apply to loaned and unloaned funds.



     8. HOW LONG WILL THE POLICY REMAIN IN FORCE?



     The policy does not automatically terminate if you do not pay the scheduled premiums. Payment of these premiums does not guarantee the policy will remain in force. The policy terminates only when the Cash Surrender Value is insufficient to pay the policy's monthly deductions or where there is any outstanding Policy Debt that exceeds the Cash Value less surrender charges and deferred contract charge, and a late period expires without sufficient payment. In New York, policies issued on or after May 1, 1995 will terminate at the Insured's age 100. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. For details see ADDITIONAL PROVISIONS OF THE POLICY--Additional Benefits
You Can Get By Rider--Guaranteed Minimum Death Benefit Rider at page   .



     9. IS THE AMOUNT OF THE DEATH BENEFIT GUARANTEED?



     As long as the policy remains in force, the death benefit will be equal to the amount calculated under the applicable life insurance benefit option you selected, plus any death benefit payable on the primary Insured under a rider,
and less any Policy Debt. See DEATH BENEFIT UNDER THE POLICY at page   .
Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. For details see ADDITIONAL PROVISIONS OF THE POLICY--Additional Benefits
You Can Get By Rider--Guaranteed Minimum Death Benefit Rider at page   .



     10. IS THE DEATH BENEFIT SUBJECT TO INCOME TAXES?



     The Beneficiary may generally exclude the death benefit paid under a policy from his/her gross income for federal income tax purposes. For details see
FEDERAL INCOME TAX CONSIDERATIONS at page   .



     11. DOES THE POLICY HAVE A CASH SURRENDER VALUE?



     You may surrender the policy at any time and receive its Cash Surrender Value. We also allow partial withdrawals subject to certain restrictions. The Cash Surrender Value of a policy fluctuates with the investment performance of the Investment Divisions in which the policy has Accumulation Value and the amount held in the Fixed Account. It may increase or decrease daily.



     For federal income tax purposes, you are not usually taxed on increases in the Cash Surrender Value until you actually surrender the policy. However, you may be taxed on all or a part of the amount distributed for certain partial withdrawals and policy loans. For details see CASH VALUE AND CASH SURRENDER
VALUE--Cash Surrender Value at page   and FEDERAL INCOME TAX CONSIDERATIONS at
page   .

     12. WHAT IS A MODIFIED ENDOWMENT CONTRACT?


     A modified endowment contract is a life insurance policy under which the cumulative premiums paid during the first seven Policy Years are greater than the cumulative premiums payable under a hypothetical policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to the policy can subject it to retesting for a new seven-year period. If your policy is determined to be a modified endowment contract, any distributions during your lifetime, including collateral assignments, loans and partial withdrawals, are taxable if there is a gain in the policy. In addition, you may also incur a penalty tax if the distribution occurs when you are not yet age 59 1/2.



     13. CAN THE POLICY BECOME A MODIFIED ENDOWMENT CONTRACT?



     The policy may become a modified endowment contract. We currently test a policy at issue to determine whether it will be classified as a modified endowment contract. This at-issue test examines the policy for the first seven contract years. We base the test on the benefits applied for in the policy application and the initial premium requested, and on the assumption that there are no increases in premiums or changes in benefit structure during the period. We also have procedures to monitor whether a policy may become a modified endowment contract after issue. For details see FEDERAL INCOME TAX
CONSIDERATIONS--Modified Endowment Contract Status at page   .



     14. WHAT PREMIUMS ARE PAYABLE?



     The Policy Data Page shows the amount and interval of any scheduled premiums. A scheduled premium does not have to be paid to keep the policy in force if there is enough Cash Surrender Value to cover the charges made on the Monthly Deduction Day. You may increase or decrease the amount of any scheduled premium subject to the limits we set. However, you may not make a premium payment which would jeopardize the policy's qualification as "life insurance" under Section 7702 of the Internal Revenue Code. You may also change the frequency of premiums subject to our minimum premium rules. Scheduled premiums end on the policy anniversary on which the Insured is age 95.



     15. WHAT ARE UNSCHEDULED PREMIUMS?



     While the Insured is living, you may pay unscheduled premiums at any time before the policy anniversary on which the Insured is age 95. Any unscheduled premiums must equal at least $50. However, you may not make a premium payment which would jeopardize the policy's qualification as "life insurance" under
Section 7702 of the Internal Revenue Code. Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the Internal Revenue Code. If an unscheduled premium would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that premium and applying it to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, an unscheduled premium may be made once each Policy Year. For details see GENERAL PROVISIONS OF THE POLICY--Premiums at
page   .

     16. WHEN ARE PREMIUMS PUT INTO THE FIXED ACCOUNT OR THE SEPARATE ACCOUNT?



     When we receive a premium, we deduct a sales expense charge not to exceed the amount shown on the Policy Data Page. We also deduct the state tax and federal tax charges. We will apply the balance of the premium (the net premium) to the Separate Account and the Fixed Account, in accordance with your allocation election in effect at the time when the premium is received. We will do this before any other deductions which may be due are made. (Deductions are described in greater detail in Question 18, "Are there charges against the policy?")



     17. HOW ARE NET PREMIUMS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?



     You may allocate net premiums to any number of Allocation Alternatives. You may also raise or lower the percentages of the net premium (which must be in whole number percentages) allocated to each Allocation Alternative at the time you make a premium payment. We will allocate net premiums to the MainStay VP Cash Management Investment Division until the end of the free look period. Thereafter, we will allocate net premiums in accordance with your instructions. (In the District of Columbia we allocate the net premium entirely to the MainStay VP Cash Management Investment Division upon issuance of the policy. On the later of 20 days after the policy is delivered or 45 days after the application is executed, we allocate the net premium according to the policyowner's instructions.)



     18. ARE THERE CHARGES AGAINST THE POLICY?



     We deduct three charges from each premium, whether scheduled or unscheduled. A sales expense charge not to exceed 5% is used to partially cover sales expenses. We also deduct 2% and 1.25% for state tax and federal tax charges, respectively. We allocate each premium, net of these charges, to the Fixed Account or the Investment Divisions. Each becomes a part of the Cash
Value. For details see DEDUCTIONS FROM PREMIUMS at page   .



     On each Monthly Deduction Day, we make the following deductions from the policy's Cash Value:



          (a) A monthly contract charge not to exceed, on an annual basis, the amount shown on the Policy Data Page. (In the first Policy Year, the excess of the monthly charge over the amount of the monthly charge applicable in renewal years is deferred to the earlier of the first policy anniversary or surrender of the policy. However, if the policy is surrendered in the first Policy Year, the full amount deferred is deducted).



          (b) The monthly cost of insurance; and



          (c) The monthly cost for any riders attached to the policy.



     We may also make a deduction for any temporary flat extras as set forth on the Policy Data Page. A temporary flat extra is a charge per $1,000 of the face amount made against the Cash Value for the amount of time specified on the Policy Data Page. It is designed to cover the risk of substandard mortality experience which is not permanent in nature.



     The Monthly Deduction Day is shown on the Policy Data Page. The first Monthly Deduction Day is the Issue Date of the Policy. Subsequent Monthly Deduction Days will be on each monthly anniversary of the Policy Date.

     Some deductions are made on a daily basis against the assets of the Investment Divisions. We assess daily charges, calculated at an annual rate of
 .60% and .10% of the value of the assets of each Investment Division, for mortality and expense risks and administrative charges, respectively. We may change the mortality and expense risk charge at our option subject to a maximum charge of .90%. Similarly, we may calculate tax assessments daily. Currently, we are not making any charges for income taxes, but we may make charges in the future against the Investment Divisions for federal income taxes attributable to them.



     Additionally, upon a surrender or requested decrease in the policy's face amount, including decreases caused by a change in the life insurance benefit option, we assess a surrender charge. A partial withdrawal or a change in the life insurance benefit option may result in a decrease in face amount. We deduct the surrender charge from the Cash Value at the time of surrender or decrease.



     Partial withdrawals of Cash Value are also subject to a charge not to exceed the lesser of $25 or 2% of the amount withdrawn. For details see CHARGES
UNDER THE POLICY at page   and FEDERAL INCOME TAX CONSIDERATIONS at page   .


     19. WHAT IS THE LOAN PRIVILEGE?


     Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt.


     20. DO I HAVE A RIGHT TO CANCEL?


     You have the right to cancel the policy at any time during the free look period and receive a refund. The free look period begins on the date you receive the policy. It ends 20 days later (or as otherwise required by state law). You may return the policy to our Principal Office (address listed on the first page of this prospectus), to any of our agency offices, or to the registered representative who sold you the policy. For details see FREE LOOK PROVISION at page



     21. CAN THE POLICY BE EXCHANGED OR ALL AMOUNTS ALLOCATED TO THE FIXED ACCOUNT?



     You have the right during the first two Policy Years to either (1) transfer all of the policy's Accumulation Value to the Fixed Account, or (2) exchange the policy for a permanent fixed benefit policy we offer for this purpose. Similar rights are available during the first two years after an increase in the policy's face amount. Policies issued in Colorado, Massachusetts and New York have special rights when NYLIAC changes the objective of an Investment Division. See your policy for additional details, as well as EXCHANGE PRIVILEGE at page
and OUR RIGHTS at page   .


     22. HOW IS A PERSON'S AGE CALCULATED?


     When we refer to a person's age on any date, we mean his or her age on the nearest birthday. However, the cost of insurance charges will be based on the Insured's age on the birthday which is nearest to the prior policy anniversary.

                            CHARGES UNDER THE POLICY


     We deduct certain charges to compensate us for providing the insurance benefits under the policy, for any riders, for administering the policy, for assuming certain risks, and for incurring certain expenses in distributing the policy.


DEDUCTIONS FROM PREMIUMS


     When we receive a premium, whether scheduled or unscheduled, we will deduct a sales expense charge not to exceed the amount shown on the Policy Data Page. We will also deduct a state tax charge, which is an amount equal to the expected average state tax, and a federal tax charge. The net premium will be applied to the Separate Account and Fixed Account in accordance with your allocation election in effect at that time, and before any other deductions which may be due are made.


     SALES EXPENSE CHARGE


     We will deduct a sales expense charge which will not exceed 5% of any premium and is in addition to the surrender charge (for a discussion of the
surrender charge, see SURRENDER CHARGES at page   ). The sales expense charge is
currently eliminated after the tenth Policy Year. We reserve the right to impose this charge after Policy Year 10. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC's surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid
under the policy, see SALES AND OTHER AGREEMENTS at page   .



     STATE TAX CHARGE



     Various states impose certain taxes on premiums insurance companies receive. These taxes vary from state to state. We deduct a charge of 2% to cover these taxes. We reserve the right to increase this charge (except in New Jersey) consistent with changes in applicable law.


     FEDERAL TAX CHARGE


     NYLIAC's federal tax obligations will increase based upon premiums received under the policies. We deduct 1.25% of each premium to cover this federal tax charge. We reserve the right to increase this charge consistent with changes in applicable law and subject to any required approval of the Securities and Exchange Commission (the "SEC").


CASH VALUE CHARGES


     On each Monthly Deduction Day, we deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders. We deduct these charges from the Accumulation Value and the value in the Fixed Account in proportion to the non-loaned Cash Value in the Separate Account and the Fixed Account.

     EXPENSE ALLOCATION



     For policies where we receive the application on or after November 20, 1998, you can tell us how you want us to deduct the policy's monthly cash value charges. You can instruct us to deduct these cash value charges from the MainStay VP Cash Management Investment Division and/or the Fixed Account. If the value in the MainStay VP Cash Management Investment Division and/or Fixed Account you have chosen is insufficient to pay these charges, we will deduct as much of the charges as possible from these investment options. We will then deduct the remainder from the amounts in all of the Investment Divisions and the amount not held as collateral for a loan in the Fixed Account in proportion to the amounts in these investment options.



     If you do not provide us with any instructions on how you would like your expenses allocated, we will deduct the charges from the amount in all of the Investment Divisions and the amount not held as collateral for a loan in the Fixed Account in proportion to the amounts in these Investment Divisions.


     MONTHLY CONTRACT CHARGE


     In the first Policy Year, there is a charge currently equal to $300 on an annual basis to compensate us for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims and communicating with policyowners. In subsequent Policy Years, the charge currently is equal to $72 on an annual basis. These charges are not designed to produce a profit. These charges may increase or decrease, but they will never exceed $324 on an annual basis in the first Policy Year and $96 in each subsequent Policy Year. These charges are deducted on each Monthly Deduction Day. In the first Policy Year, the excess of the annual charge over the amount of the annual charge applicable in renewal years (currently $228) is advanced to your Accumulation Value and deduction is deferred to the earlier of
(1) the first policy anniversary or (2) surrender of the policy.


     CHARGE FOR COST OF INSURANCE PROTECTION


     A charge for the cost of insurance protection is deducted on each Monthly Deduction Day. The charge is based on such factors as the gender, duration, underwriting class, and issue age of the Insured, the life insurance benefit option in effect at that time, the face amount and the Cash Value of the policy. This charge is also based on future expectations of such factors as investment income, mortality, expenses and persistency. The charge varies monthly because it is determined by adding the amount of any applicable flat extra charge to the applicable cost of insurance rates and then multiplying by the amount at risk each policy month. Any change in the cost of insurance rates will be in accordance with the procedures and standards on file with all appropriate officials, including the Superintendent of Insurance of the State of New York. For the initial face amount, the monthly cost of insurance rates will be reviewed whenever the rates for new issues change, but in any event, at least once every five years, and not more frequently than annually. The cost of insurance rates will never exceed the guaranteed rates shown in the policy. For increases in face amount, the cost of insurance rates will vary based on the Insured's gender, underwriting class, attained age as of the nearest birthday at the time of the increase and the duration from the date of the increase, not the current attained age. The charge for cost of insurance protection and any charge for any optional benefits added by rider are deducted from the Cash Value.


     Under an increase in face amount, new cost of insurance rates apply to the new coverage segment based on the underwriting classification and rating for the increase. Elected decreases in face amount reduce or cancel prior segments and their associated cost of insurance rates on a last-in-first-out basis.


SEPARATE ACCOUNT CHARGES

     MORTALITY AND EXPENSE RISK CHARGE


     We charge the Investment Divisions for the mortality and expense risks we assume. We deduct a daily charge at an annual rate of .60% of the value of each Investment Division's assets. We may change the mortality and expense risk charge, subject to a maximum of .90%.



     The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated.



     If these charges are insufficient to cover assumed risks, the loss will be deducted from NYLIAC's surplus. Conversely, if the charge proves more than sufficient, any excess will be added to the NYLIAC surplus.


     ADMINISTRATIVE CHARGE


     We charge the Investment Divisions a daily charge for providing policy administrative services equal, on an annual basis, to .10% of the average daily net asset value of the Separate Account. This charge is not designed to produce a profit and is guaranteed not to increase.


     OTHER CHARGES FOR FEDERAL INCOME TAXES


     We do not currently make any charge against the Investment Divisions for federal income taxes attributable to them. However, we reserve the right to make such a charge in order to provide for the future federal income tax liability of the Investment Divisions. For more information on charges for federal income
taxes, see FEDERAL INCOME TAX CONSIDERATIONS at page   .


FUND CHARGES


     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The following chart reflects fees and charges that are provided by the Fund or its agents, which are based on 1998 expenses, and may reflect estimated changes:

     The chart on the following two pages summarizes the 1998 Separate Account charges applicable to a policy, as well as the charges at the Fund level:(a)


                                                                                             MAINSTAY VP
                                    MAINSTAY VP    MAINSTAY VP                               HIGH YIELD     MAINSTAY VP
                                      CAPITAL         CASH       MAINSTAY VP   MAINSTAY VP    CORPORATE    INTERNATIONAL
                                    APPRECIATION   MANAGEMENT    CONVERTIBLE   GOVERNMENT       BOND          EQUITY
                                    ------------   -----------   -----------   -----------   -----------   -------------
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average net assets)
  Mortality and Expense Risk
    Charges.......................
  Administrative Charges..........
  Total Separate Account Annual
    Expenses......................

FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net assets)
  Advisory Fees...................
  Administration Fees.............
  Other Expenses..................
  Total Fund Annual Expenses......


                                    MAINSTAY VP
                                       TOTAL      MAINSTAY VP   MAINSTAY VP
                                      RETURN         VALUE         BOND
                                    -----------   -----------   -----------
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average net assets)
  Mortality and Expense Risk
    Charges.......................
  Administrative Charges..........
  Total Separate Account Annual
    Expenses......................
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net assets)
  Advisory Fees...................
  Administration Fees.............
  Other Expenses..................
  Total Fund Annual Expenses......



------------


                                    MAINSTAY VP   MAINSTAY VP   ALGER AMERICAN   CALVERT                      FIDELITY VIP
                                      GROWTH        INDEXED         SMALL         SOCIAL    FIDELITY VIP II      EQUITY-
                                      EQUITY        EQUITY      CAPITALIZATION   BALANCED     CONTRAFUND         INCOME
                                    -----------   -----------   --------------   --------   ---------------   ------------
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average net assets)
  Mortality and Expense Risk
    Charges.......................
  Administrative Charges..........
  Total Separate Account Annual
    Expenses......................
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net assets)
  Advisory Fees...................
  Administration Fees.............
  Other Expenses..................
  Total Fund Annual Expenses......

                                                  JANUS ASPEN   MORGAN STANLEY
                                    JANUS ASPEN     SERIES       DEAN WITTER
                                      SERIES       WORLDWIDE       EMERGING
                                     BALANCED       GROWTH      MARKETS EQUITY
                                    -----------   -----------   --------------
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average net assets)
  Mortality and Expense Risk
    Charges.......................
  Administrative Charges..........
  Total Separate Account Annual
    Expenses......................
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average net assets)
  Advisory Fees...................
  Administration Fees.............
  Other Expenses..................
  Total Fund Annual Expenses......



------------

SURRENDER CHARGES


     During the first 15 Policy Years, a surrender charge will be assessed on a complete surrender or decrease in face amount, including decreases caused by a change in the life insurance benefit option or partial withdrawals on policies with Life Insurance Benefit Option 1. This surrender charge is in addition to
the sales expense charge discussed on page   .



     The surrender charge in the first Policy Year is equal to:



          (A) 25% of premiums paid to date up to the Guideline Annual Premium, as determined in accordance with applicable SEC rules, for the first year; plus



          (B) 5% of premiums paid in that year that are in excess of the SEC Guideline Annual Premium for the first year but not in excess of the sum of the SEC Guideline Annual premium through the sixth Policy Year.



     The surrender charge in and after the second Policy Year is equal to the applicable percentage shown in the table below multiplied by the Base Surrender Charge. The Base Surrender Charge is equal to:



          (A) 25% of the lesser of (i) the premiums paid to date or (ii) the SEC Guideline Annual Premium for the first Policy Year; plus



          (B) 5% of the lesser of (i) premiums paid in excess of the SEC Guideline Annual Premium for the first Policy Year or (ii) the sum of the SEC Guideline Annual Premiums for the first six Policy Years minus the SEC Guideline Annual premium for the first Policy Year.



                        YEAR                           SURRENDER CHARGE
                        ----                           ----------------
2-6..................................................        100%
  7..................................................         90%
  8..................................................         80%
  9..................................................         70%
 10..................................................         60%
 11..................................................         50%
 12..................................................         40%
 13..................................................         30%
 14..................................................         20%
 15..................................................         10%
 16+.................................................          0%


     During the first two Policy Years, the surrender charge is further limited to the sum of:


          (A) 30% of all premiums paid during the first two Policy Years up to one SEC Guideline Annual Premium; plus



          (B) 10% of all premiums in the first two Policy Years in excess of one SEC Guideline Annual Premium, but not more than two SEC Guideline Annual Premiums; plus



          (C) 9% of all premium payments in the first two Policy Years in excess of two SEC Guideline Annual Premiums; less

          (D) any sales expense charges deducted from such premiums; less



          (E) any surrender charge previously deducted.



     Surrender charges and surrender charge periods are calculated separately for the initial face amount and for each increase in the face amount, except ones caused by a change in the life insurance benefit option. Premium payments after an increase will be allocated between the initial face amount and the increase based on the relative SEC Guideline Annual Premiums. A decrease in face amount will result in the imposition of a surrender charge equal to the difference between the surrender charge that would have been payable on a complete surrender prior to the decrease and the surrender charge which would be payable on a complete surrender after the decrease.



     For example, assume a policy with a $100,000 face amount is to be decreased to a $50,000 face amount. If a complete surrender of the policy prior to the decrease would result in a surrender charge of $1,250 and a complete Surrender of the $50,000 remaining face amount after the decrease would result in a surrender charge of $750, the surrender charge imposed in connection with the decrease will be $500 ($1,250-$750). Where, because of increases in face amount, there are multiple schedules of surrender charges, the charge applied will be based first on the surrender charge associated with the last increase in face amount, then on each prior increase, in the reverse order in which the increases occurred, and then to the initial face amount.



     The percentages specified above and/or the Policy Year in which the surrender charge is reduced may vary for individuals having a life expectancy of less than 20 years either at the time that a policy is issued or the face amount is increased.


     EXCEPTIONS TO SURRENDER CHARGE


     There are a number of exceptions to the imposition of a surrender charge, including but not limited to, cancellation of a policy by us, the payment of proceeds upon the death of the Insured, or a required Internal Revenue Code minimum distribution for the policy.

     HOW THE POLICY WORKS


     This example is based on the illustration from page A-1, assuming a 6% hypothetical gross annual investment return and current charges in the first Policy Year:


Scheduled Annual Premium........................................
less:    Sales expense charge (5%)..............................
         State tax charge (2%)..................................
         Federal tax charge (1.25%).............................
equals:  Net premium............................................
plus:    Net investment performance (varies monthly)............
less:    Monthly contract charges ($6 per month currently)......
less:    Charges for cost of insurance (varies monthly).........
equals:  Cash Value.............................................
less:    Surrender charge (25% of premium up to SEC Guideline
         Annual Premium plus 5% of excess premiums paid)........
less:    Balance of first year monthly contract charge(1).......
equals:  Cash Surrender Value(at end of year 1).................


------------

(1) In the first Policy Year, the excess of the annual charge over the annual charge applicable in renewal years is advanced to your Accumulation Value and deduction is deferred to the earlier of the first policy anniversary or surrender of the policy.


                              THE SEPARATE ACCOUNT


     The Separate Account was established as of June 4, 1993, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940, but such registration does not mean that the SEC supervises the management, or the investment practices or policies, of the Separate Account.



     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC. The Separate Account's assets are not chargeable with liabilities incurred in any of NYLIAC's other business operations (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other separate account.



     The Separate Account currently has 18 Investment Divisions which invest premiums solely in the corresponding Eligible Portfolios of the Funds. Investment Divisions may, subject to any required regulatory approvals, be added or deleted at our discretion.



     NYLIAC may accumulate in the Separate Account the charge for mortality and expense risks, monthly charges assessed against the policy and investment results applicable to those assets that are in excess of net assets supporting the policies.

                         MAINSTAY VP SERIES FUND, INC.


     The Separate Account currently invests in eleven Portfolios of the MainStay VP Series Fund, a diversified open-end management investment company.



     MacKay-Shields, Monitor and Madison Square provide investment advisory services to these Portfolios in accordance with the policies, programs and guidelines established by the Board of Directors of the MainStay VP Series Fund. As compensation for such services, the MainStay VP Series Fund pays each investment adviser a fee. The Portfolios, their investment advisers and the fees are listed in the table below.




         INVESTMENT ADVISERS                          PORTFOLIOS                    ADVISORY FEE
-------------------------------------    -------------------------------------          ----
                                                                                  (AS A PERCENTAGE
                                                                                  OF THE AGGREGATE
                                                                                     DAILY NET
                                                                                      ASSETS)
MacKay-Shields Financial Corporation     MainStay VP Capital Appreciation               .36%
("MacKay-Shields")                       MainStay VP Cash Management                    .25%
                                         MainStay VP Convertible                        .36%
                                         MainStay VP Government                         .30%
                                         MainStay VP High Yield Corporate Bond          .30%
                                         MainStay VP International Equity               .60%
                                         MainStay VP Total Return                       .32%
                                         MainStay VP Value                              .36%
Monitor Capital Advisors, Inc.
("Monitor")                              MainStay VP Indexed Equity                     .10%
Madison Square Advisors, Inc.            MainStay VP Bond                               .25%
("Madison Square")                       MainStay VP Growth Equity                      .25%



See the prospectus for the MainStay VP Series Fund which is attached to this prospectus.


                            THE ALGER AMERICAN FUND


     The Separate Account currently invests in the Alger American Small Capitalization Portfolio of The Alger American Fund. Currently, the Alger American Small Capitalization Portfolio is the only Portfolio available through The Alger American Fund for investment by the Separate Account.



     Fred Alger Management, Inc. ("FAM") provides investment advisory services to the Alger American Small Capitalization Portfolio in accordance with the policies, programs and guidelines established by the Board of Trustees of The Alger American Fund. As compensation for such services, The Alger American Fund pays FAM a fee in the form of a daily charge at an annual rate of .85% of the average daily net assets of the Portfolio. See the prospectus for The Alger American Fund which is attached to this prospectus.


                         CALVERT VARIABLE SERIES, INC.

     The Separate Account currently invests in the Calvert Social Balanced Portfolio of the Calvert Variable Series. Currently, the Calvert Social Balanced Portfolio is the only

Portfolio available through the Calvert Variable Series for investment by the Separate Account.



     Calvert Asset Management Company, Inc. ("CAM") provides investment advisory services to the Calvert Social Balanced Portfolio in accordance with the policies, programs and guidelines established by the Board of Directors of the Calvert Variable Series. As compensation for such services, the Calvert Variable Series pays CAM a fee in the form of a daily charge at an annual rate of .70% of the first $500 million of the average daily net assets of the Calvert Social Balanced Portfolio, .65% of the next $500 million of average daily net assets of the Portfolio, and .60% of the average daily net assets of the Portfolio in excess of $1 billion. This fee may be reduced or increased by up to 0.15%, depending on the performance of the Calvert Social Balanced Portfolio relative to the Lipper Balanced Funds Index. See the prospectus for the Calvert Variable Series which is attached to this prospectus.


                 FIDELITY VARIABLE INSURANCE PRODUCTS FUND AND
                  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II

     The Separate Account currently invests in the Fidelity VIP II Contrafund and Fidelity VIP Equity-Income Portfolios of the Fidelity Variable Insurance Products Funds. Currently, the Fidelity VIP II Contrafund and Fidelity VIP Equity-Income Portfolios are the only Eligible Portfolios available through the Fidelity Funds for investment by the Separate Account.


     Fidelity Management and Research Company ("FMR") provides investment advisory services to the Fidelity VIP II Contrafund and Fidelity VIP Equity-Income Portfolios in accordance with the policies, programs and guidelines established by the Boards of Trustees of the Fidelity Variable Insurance Products Funds. As compensation for such services, the Fidelity Funds pay FMR a monthly fee in the form of a charge, calculated on a monthly basis by adding a group fee rate to an individual Portfolio fee rate, and multiplying the result by the Portfolios' average net assets. The group fee rate is based on the average net assets of all the mutual fund assets advised by FMR, and cannot rise above .52%. FMR pays, at its own expense, FMR U.K. and FMR Far East an annual fee equal to 50% of its management fee rate with respect to the Fidelity VIP II Contrafund Portfolio's investments that each sub-advisor manages on a discretionary basis. See the prospectus for the Fidelity Variable Insurance Products Funds which is attached to this prospectus.


                               JANUS ASPEN SERIES

     The Separate Account currently invests in the Janus Aspen Series Balanced and Janus Aspen Series Worldwide Growth Portfolios of the Janus Aspen Series. Currently, the Janus Aspen Series Balanced and Janus Aspen Series Worldwide Growth Portfolios are the only Eligible Portfolios available through the Janus Aspen Series for investment by the Separate Account.

     Janus Capital Corporation ("JCC") provides investment advisory services to the Janus Aspen Series Balanced and Janus Aspen Series Worldwide Growth Portfolios in accordance with the policies, programs and guidelines established by the Board of Trustees of the Janus Aspen Series. As compensation for such services, the Janus

Aspen Series pays JCC a management fee in the form of a daily charge at an annual rate of .75% for the first $300 million of the average daily net assets of each Portfolio, .70% of the next $200 million of the average daily net assets of each Portfolio, and .65% of an amount over $500 million of the average daily net assets of each Portfolio. JCC has agreed to reduce the advisory fee for each Portfolio to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. JCC may terminate this fee reduction at any time upon 90 days' notice to the Board of Trustees of the Janus Aspen Series. See the prospectus for the Janus Aspen Series which is attached to this prospectus.



                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.



     The Separate Account currently invests in the Morgan Stanley Dean Witter Emerging Markets Equity Portfolio of the Morgan Stanley Dean Witter Fund. Currently, the Morgan Stanley Dean Witter Emerging Markets Equity Portfolio is the only Eligible Portfolio available through the Morgan Stanley Dean Witter Fund for investment by the Separate Account.



     Morgan Stanley Dean Witter Investment Management Inc. ("MSDWI") provides investment advisory services to the Morgan Stanley Dean Witter Emerging Markets Equity Portfolio in accordance with the policies, programs and guidelines established by the Board of Directors of the Morgan Stanley Dean Witter Fund. As compensation for such services, the Morgan Stanley Dean Witter Fund pays MSDWI a quarterly management fee in the form of a daily charge at an annual rate of 1.25% for the first $500 million of the average daily net assets of the Portfolio, 1.20% of the next $500 million of the average daily net assets of the Portfolio, and 1.15% of the average daily net assets of the Portfolio in excess of $1 billion. MSDWI has agreed to a reduction in their management fees and to reimburse the Portfolio if such fees would cause the total annual operating expenses of the Portfolio to exceed 1.75% of average daily net assets. See the prospectus for the Morgan Stanley Dean Witter Fund which is attached to this prospectus.


                                   PORTFOLIOS


     The assets of each Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.


     THE MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO

     The MainStay VP Capital Appreciation Portfolio seeks long-term growth of capital. It seeks to achieve its primary investment objective by maintaining a flexible approach towards investing in various types of companies as well as types of securities depending upon the economic environment and the relative attractiveness of the various securities markets. Generally, the Portfolio will seek to invest in securities issued by companies with investment characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share superior to that of the average common stocks comprising indices such as the Standard & Poor's 500 Composite Price Index ("S&P 500") and increasing return on investment. Dividend income, if any, is a consideration incidental to the Portfolio's objective of growth of capital.

     THE MAINSTAY VP CASH MANAGEMENT PORTFOLIO

     The MainStay VP Cash Management Portfolio seeks as high a level of current income as is consistent with preservation of capital and maintenance of liquidity. It invests primarily in short-term U.S. Government Securities, obligations of banks, commercial paper, short-term corporate obligations and obligations of U.S. and non-U.S. issuers denominated in U.S. dollars. An investment in the MainStay VP Cash Management Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

     THE MAINSTAY VP CONVERTIBLE PORTFOLIO


     The MainStay VP Convertible Portfolio seeks capital appreciation together with current income. The Portfolio will invest primarily in convertible securities consisting of bonds, debentures, corporate notes, preferred stocks or other securities which are convertible into common stocks. Certain of the Portfolio's investments have speculative characteristics.


     THE MAINSTAY VP GOVERNMENT PORTFOLIO

     The MainStay VP Government Portfolio seeks a high level of current income, consistent with safety of principal. It will invest primarily in U.S. Government securities which include U.S. Treasury obligations and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The U.S. Government securities purchased for this Portfolio, but not the shares of the Portfolio themselves, are issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

     THE MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO


     The MainStay VP High Yield Corporate Bond Portfolio seeks maximum current income through investment in a diversified portfolio of high yield, high risk debt securities. This Portfolio seeks to achieve its primary objective by investment in a diversified portfolio of high yield debt securities which are ordinarily in the lower rating categories of recognized rating agencies that is, rated Baa to B by Moody's Investors Services, Inc. ("Moody's") or BBB to B by Standard & Poor's ("S&P"). Securities rated lower than Baa by Moody's or BBB by S&P, or, if not rated, of equivalent quality, are sometimes referred to as "high yield" securities or "junk bonds." The potential for high yield is accompanied by higher risk. Certain of the Portfolio's investments have speculative characteristics. Capital appreciation is a secondary objective which will be sought only when consistent with this Portfolio's primary objective.


     THE MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO

     The MainStay VP International Equity Portfolio seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective. In pursuing its investment objective, the Portfolio will seek to invest in securities that provide the potential for strong return but that do not, in MacKay-Shields' judgment, present undue or imprudent risk. The Portfolio pursues its objectives by investing its assets in a diversified portfolio of common stocks, preferred stocks, warrants and comparable equity securities.


     THE MAINSTAY VP TOTAL RETURN PORTFOLIO

     The MainStay VP Total Return Portfolio seeks to realize current income consistent with reasonable opportunity for future growth of capital and income. The Portfolio maintains a flexible approach by investing in a broad range of securities, which may be diversified by company, by industry and by type. The Portfolio may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments.

     THE MAINSTAY VP VALUE PORTFOLIO

     The MainStay VP Value Portfolio seeks maximum long-term total return from a combination of capital growth and income. It seeks to achieve this objective by following flexible investment policies emphasizing investment in common stocks which are, in the opinion of MacKay-Shields, undervalued at the time of purchase. This Portfolio will normally invest in dividend-paying common stocks that are listed on a national securities exchange or traded in the over-the-counter market, but may also invest in non-dividend paying stocks in accordance with MacKay-Shields' judgment.

     THE MAINSTAY VP BOND PORTFOLIO

     The MainStay VP Bond Portfolio seeks the highest income over the long-term consistent with preservation of principal. It will invest primarily in fixed-income debt securities of an investment grade, but may also invest in lower-rated securities, convertible debt, and preferred and convertible preferred stock.

     THE MAINSTAY VP GROWTH EQUITY PORTFOLIO

     The MainStay VP Growth Equity Portfolio seeks long-term growth of capital, with income as a secondary consideration. It will invest principally in common stock (and securities convertible into, or with rights to purchase, common stock) of well-established, well-managed companies which appear to have better than average growth potential.

     THE MAINSTAY VP INDEXED EQUITY PORTFOLIO

     The MainStay VP Indexed Equity Portfolio seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500. Using a full replication method, the Portfolio invests in all 500 stocks in the S&P 500 in the same proportion as their representation in the S&P 500. The S&P 500 is an unmanaged index considered representative of the U.S. stock market. The MainStay VP Indexed Equity Portfolio is neither sponsored by or affiliated with the S&P 500.

     THE ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

     The Alger American Small Capitalization Portfolio seeks long-term capital appreciation. Except during temporary defensive periods, the Portfolio invests at least 65% of its total assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the

Russell 2000 Growth Index or the S&P Small Cap 600 Index, updated quarterly. Both indexes are broad indexes of small capitalization stocks. The Portfolio may invest up to 35% of its total assets in equity securities of companies that, at the time of purchase, have total market capitalization outside this combined range and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

     THE CALVERT SOCIAL BALANCED PORTFOLIO

     The Calvert Social Balanced Portfolio seeks to achieve a total return above the rate of inflation through an actively managed nondiversified portfolio of common and preferred stocks, bonds and money market instruments that offer income and capital growth opportunity and that satisfy the social concern criteria established for this Portfolio.

     THE FIDELITY VIP II CONTRAFUND PORTFOLIO

     The Fidelity VIP II Contrafund Portfolio seeks long-term capital appreciation by investing in securities of companies whose value FMR believes is not fully recognized by the public. The Portfolio normally invests in common stock and securities convertible into common stock, but has the flexibility to invest in other types of securities.

     THE FIDELITY VIP EQUITY-INCOME PORTFOLIO

     The Fidelity VIP Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. Secondarily, the Portfolio's goal is to achieve a yield that exceeds the composite yield on the securities comprising the S&P 500 Index.

     THE JANUS ASPEN SERIES BALANCED PORTFOLIO

     The Janus Aspen Series Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified Portfolio that, under normal circumstances, pursues its objective by investing 40 to 60% of its assets in securities selected primarily for their growth potential and 40 to 60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities, which include debt securities and preferred stock.

     THE JANUS ASPEN SERIES WORLDWIDE GROWTH PORTFOLIO

     The Janus Aspen Series Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It invests in a diversified portfolio of common stocks of foreign and domestic issuers. The Portfolio has the flexibility to invest on a worldwide basis in companies and organizations of any size, regardless of country of organization or place of principal business activity. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even in a single country.

     THE MORGAN STANLEY DEAN WITTER EMERGING MARKETS EQUITY PORTFOLIO



     The Morgan Stanley Dean Witter Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored and unsponsored ADR's and other equity securities of emerging market country issuers. Under normal circumstances, at least 65% of the Portfolio's total assets will be invested in emerging market countries in which the Portfolio's investment adviser believes the economies are developing strongly and in which the markets are becoming more sophisticated.



     THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.



     Additional information concerning the investment objectives and policies of the Portfolios and the investment advisory services and charges can be found in the current prospectus for the relevant Fund, each of which is attached to this prospectus. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of net premiums to an Investment Division corresponding to a particular Portfolio.



     The Funds' shares may also be available to certain separate accounts funding variable annuity policies offered by NYLIAC. This is called "mixed funding." Except for the MainStay VP Series Fund, shares of all other Funds may also be available to separate accounts of insurance companies unaffiliated with NYLIAC. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in a certain Fund might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding please refer to the relevant Fund prospectus.



     We provide certain services to you in connection with the investment of premiums in the Investment Divisions, which, in turn, invest in the Portfolios. These services include, among others, providing information about the Portfolios. We receive a service fee from the investment advisers or other service providers of some of the Funds in return for providing services of this type. Currently, we receive service fees at annual rates ranging from .10% to
 .21% of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions.


     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS


     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company. We may do this if the shares of the Portfolios are no longer available for investment or, if we believe investment in any Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by law, substitutions of shares attributable to your interest in an Investment Division will not be made until you have been notified of the change.



     Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from effecting a conversion between series or classes of policies on the basis of requests made by policyowners.



     NYLIAC may also establish additional Investment Divisions for the Separate Account. Each additional Investment Division will purchase shares in a new portfolio of a Fund or in another mutual fund. New Investment Divisions may be established when, in the sole discretion of NYLIAC, marketing, tax, investment or other conditions so warrant. Any new Investment Divisions will be made available to existing policyowners on a basis NYLIAC determines. NYLIAC may also eliminate one or more Investment Divisions, if, in its sole discretion, marketing, tax, investment or other conditions warrant.



     In the event of any substitution or change, NYLIAC may, by appropriate endorsement, change the policies to reflect such substitution or change. If deemed to be in the best interests of persons having voting rights under the policies, the Separate Account may be operated as a management company under the Investment Company Act of 1940, may be deregistered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.


     REINVESTMENT


     All dividends and capital gain distributions from Portfolios are automatically reinvested in shares of the distributing Portfolio at their net asset value on the payable date.


                        GENERAL PROVISIONS OF THE POLICY


     This section of the prospectus describes the general provisions of the policy, and is subject to the terms of the policy. You may review a copy of the policy upon request.


     PREMIUMS


     You may allocate a portion of each net premium to one or more Investment Divisions or the Fixed Account. You may currently maintain Cash Value in any number of the Allocation Alternatives. You select a premium payment schedule in the application and are not bound by an inflexible premium schedule. Premiums must be sent to our Principal Office or to the address indicated for payment on your notice. Two premium concepts are very important under the policy: scheduled premiums and unscheduled premiums.


     SCHEDULED PREMIUMS


     The amount of the scheduled premium is shown on the Policy Data Page.



     There is no penalty if the scheduled premium is not paid. Payment of the scheduled premium, however, does not guarantee coverage for any period of time. Instead, the continuance of the policy depends upon the policy's Cash Surrender Value. If the Cash Surrender Value becomes insufficient to pay certain monthly charges and a late period expires without sufficient payment the policy will terminate. For details see TERMINATION.

     Policies that are maintained at Cash Surrender Values just sufficient to cover fees and charges or that are otherwise minimally funded are more at risk for not being able to maintain such Cash Surrender Values. The risk arises because of market fluctuation and other performance-related risks. When determining the amount of your scheduled premium payments, you should consider funding your policy at a level that can maximize the investment opportunities within your policy and minimize the risks associated with market fluctuations.


     UNSCHEDULED PREMIUMS


     While the Insured is living, you may make unscheduled premium payments of at least $50 at any time prior to the policy anniversary on which the Insured is age 95. However, in no event may the premium be an amount which would jeopardize the policy's qualification as "life insurance," as defined under Section 7702 of the Internal Revenue Code. Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the Internal Revenue Code. If an unscheduled premium would result in an increase in the life insurance benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before we accept and apply the payment to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, unscheduled premiums may be made only once each Policy Year.



     TERMINATION



     The policy does not terminate for failure to pay premiums since payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Deduction Day, the Cash Surrender Value is less than the monthly deduction charge for the next policy month, the policy will continue for a late period of 62 days after that Monthly Deduction Day.



     We allow a 62 day late period to pay any premium necessary to cover the overdue monthly deduction and/or excess policy loan. We will mail a notice to you at your last known address, and a copy to the last known assignee on our records, if any, at least 31 days before the end of the late period which states this amount. During the late period, the policy remains in force. If we do not receive the required payment before the end of the late period, the policy will end and there will be no Cash Value or death benefit. If the Insured dies during the late period, we will pay the death benefit. However, these proceeds will be reduced by the amount of any Policy Debt and monthly deduction charges for the full policy month or months that run from the beginning of the late period through the policy month in which the Insured dies.


     MATURITY DATE


     For all policies issued prior to May 1, 1995 (except in New Jersey), the death benefit payable for all ages is based on the life insurance benefit option in effect and any decreases or increases made in the policy face amount as shown on the Policy Data Page. For all policies issued in New Jersey and for policies issued on or after May 1, 1995 in all other states, a policy matures beginning on the anniversary on which the Insured is age 95 and the face amount of the policy, as shown on the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Cash Surrender Value of the policy. You will be notified one year prior to maturity that, upon reaching attained age 95, you may elect either to receive the Cash Surrender Value of the policy at such time or to continue to hold the policy. Please consult your tax adviser regarding the tax implications of these options.



     If the policy is held, the policy's Accumulation Value will be transferred to the Fixed Account and it will be credited with interest at an annual rate of not less than 4%. No further monthly deductions will be made for cost of insurance. You may surrender the policy for an amount equal to the Cash Surrender Value of the policy by presenting to our Principal Office a signed written request providing the information we request. (In New York, when the Insured reaches attained age 100, you will automatically receive the Cash Surrender Value of the policy.) If the policy is still in force upon the death of the Insured, these proceeds will be paid to the Beneficiary.



     Any insurance on an Other Covered Insured, provided by a rider attached to the policy, which is still in effect will end on the policy anniversary when the Insured is age 95. However, if an Other Covered Insured is younger than age 70 when the rider ends, that insured can convert the term insurance at that time as provided in the rider.


                             DOLLAR COST AVERAGING


     Dollar cost averaging is a systematic method of investing which allows you to purchase units of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your units is averaged over time and over various market cycles. The main objective of dollar cost averaging is to achieve an average cost per share that is lower than the average price per unit during volatile market conditions. Since the same dollar amount is transferred to an Investment Division with each transfer, more units are purchased in the Investment Division if the value per unit is low and fewer units are purchased if the value per unit is high. Therefore, a lower than average cost per unit may be achieved if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, more units are sold in an Investment Division if the value per unit is low and fewer units are sold if the value per unit is high. Dollar cost averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue to make purchases during periods of low price levels.



     If you decide to use the dollar cost averaging feature, we will ask you to specify:


     -- the dollar amount you want to have transferred (minimum transfer: $100);

     -- the Investment Division you want to transfer money from;

     -- the Investment Divisions and/or Fixed Account you want to transfer money to;

     -- the date on which you want the transfers to be made, within the limits indicated below; and


     -- how often you would like the transfers made (monthly, quarterly, semi-annually or annually).



     You are not allowed to make dollar cost averaging transfers from the Fixed Account, but you can make dollar cost averaging transfers into the Fixed Account.



     We will make all dollar cost averaging transfers on the date you specify or on the next Business Day. You may specify any day of the month, except the 29th, 30th or 31st of a month. We will not process a dollar cost averaging transfer unless we have received a written request at our Principal Office. We must receive this request at least one week before the date dollar cost averaging transfers are scheduled to begin.



     The minimum Cash Value required to elect this option is $5,000. NYLIAC will automatically suspend this feature if the Cash Value is less than $4,500 on a transfer date. Once the Cash Value equals or exceeds this amount, the dollar cost averaging transfers will automatically resume as scheduled.



     You may cancel the dollar cost averaging option at any time by written request. You may not elect dollar cost averaging if you have chosen the automatic asset reallocation option. However, you have the option of alternating between these two options.



     The dollar cost averaging option is available to you at no additional cost.


                          AUTOMATIC ASSET REALLOCATION


     This option allows you to maintain the percentage allocated to each Investment Division at a pre-set level. For example, you might specify that 50% of the Accumulation Value be allocated to the MainStay VP Growth Equity Investment Division and 50% of the Accumulation Value be allocated to the MainStay VP Bond Investment Division. Over time, the fluctuations in each of these Investment Division's investment results will shift the percentages. If you elect the automatic asset reallocation option, NYLIAC will automatically transfer your Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. We will process automatic asset reallocations of less than $500. The minimum Accumulation Value required to elect this option is $5,000. After your initial election of this option, you must maintain a minimum Accumulation Value of $4,500 in order to have subsequent reallocations made under this option. There is no minimum amount which you must allocate among the Investment Divisions under this option.



     You may cancel the automatic asset reallocation option at any time in a written request to our Principal Office. We will suspend this option automatically if the Cash Value is less than $4,500. Once the Cash Value equals or exceeds this amount, the automatic asset reallocations will automatically resume. The automatic asset reallocation option may not be elected if you have selected the dollar cost averaging option. However, you have the option of alternating between these two options.



     The automatic asset reallocation option is available to you at no additional cost.



                                 INTEREST SWEEP



     This feature is available at no additional cost.



     For policies where we receive the application on or after November 20, 1998, you can direct that the interest earned in the Fixed Account be periodically transferred into the Investment Division(s) you specify. This automatic process is called interest sweep. If you choose the interest sweep feature, we will ask you to specify:



     -- the date you want this feature to start;



     -- the percentage you want to be transferred to each Investment Division;
        and



     -- how often (monthly, quarterly, semi-annually or annually) you want us to make these transfers.

     We will begin to make interest sweep transfers when the amount in the Fixed Account is at least $5,000. You can specify any date that you want us to make these automatic transfers, with the exception of the 29th, 30th or 31st of a month.



     You cannot choose the interest sweep feature if you have instructed us to deduct any part of your policy expenses from the Fixed Account. If you want to elect the interest sweep feature and you want to allocate your expenses, you must allocate your expense deduction to the MainStay VP Cash Management Investment Division.



     You can request interest sweep in addition to either the dollar cost averaging or automatic asset reallocation features. If an interest sweep transfer is scheduled for the same day as a dollar cost averaging or automatic asset reallocation transfer, we will process the interest sweep transfer first.



     If an interest sweep transfer would cause more than 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the interest sweep feature. If the amount you have in the Fixed Account is less than $4,500, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the interest sweep feature will automatically resume as scheduled. You may cancel the interest sweep feature at any time by written request.


                         DEATH BENEFIT UNDER THE POLICY


     The death benefit is the amount payable to the named Beneficiary when the Insured dies prior to the Insured's maturity date. Upon receiving due proof of death, we pay the Beneficiary the death benefit amount determined as of the date the Insured dies. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under ADDITIONAL
PROVISIONS OF THE POLICY--Payment Options at page   .



     The amount of the death benefit is determined by whether you have chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2.



     Life Insurance Benefit Option 1--Provides a death benefit equal to the greater of (i) the face amount of the policy (ii) or a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. (See the following table for these percentages.)



     Life Insurance Benefit Option 2--Provides a death benefit equal to the greater of (i) the face amount of the policy plus the Cash Value or (ii) a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. (See the following table for these percentages.)

INSURED'S AGE                     INSURED'S AGE
  ON POLICY    IRC SECTION 7702     ON POLICY     IRC SECTION 7702
 ANNIVERSARY   LIFE INSURANCE %    ANNIVERSARY    LIFE INSURANCE %
-------------  ----------------   -------------   ----------------
    0-40             250              61                128
     41              243              62                126
     42              236              63                124
     43              229              64                122
     44              222              65                120
     45              215              66                119
     46              209              67                118
     47              203              68                117
     48              197              69                116
     49              191              70                115
     50              185              71                113
     51              178              72                111
     52              171              73                109
     53              164              74                107
     54              157             75-90              105
     55              150              91                104
     56              146              92                103
     57              142              93                102
     58              138              94                101
     59              134           95 & Over            100
     60              130



     The value of any additional benefits provided by rider on the primary Insured's life is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in ADDITIONAL PROVISIONS OF THE POLICY--Payment Options. We subtract any outstanding Policy Debt, and any unpaid monthly deductions if the death occurs during the 62-day late period and then credit the interest. Under both life insurance benefit options, negative investment experience in the Investment Divisions will never result in a death benefit that will be less than the face amount, so long as the policy remains in force.


     EXAMPLE 1:


     The following example shows how the death benefit varies as a result of investment performance on a policy with Life Insurance Benefit Option 1 assuming age at death is 45:



                                                        POLICY A    POLICY B
                                                        --------    --------
(1) Face amount.......................................  $100,000    $100,000
(2) Cash Value on date of death (and no loans)........  $ 50,000    $ 40,000
(3) Internal Revenue Code ("IRC") Section 7702 Life
    Insurance Percentage on date of death.............      215%        215%
(4) Cash Value multiplied by the IRC Percentage.......  $107,500    $ 86,000
(5) Death benefit = greater of (1) and (4)............  $107,500    $100,000

     EXAMPLE 2:*



     The following example shows how the death benefit varies as a result of investment performance on a policy assuming age at death is 97 (past maturity date):



                                             POLICY A    POLICY B    POLICY C
                                             --------    --------    --------
(1) Face amount as shown on the Policy Data
    Page...................................  $100,000    $100,000    $200,000
(2) Cash Surrender Value on date of
  death....................................  $ 50,000    $110,000    $110,000
(3) Death benefit after maturity = Cash
    Surrender Value........................  $ 50,000    $110,000    $110,000


---------------

* For all policies issued in New Jersey and for policies issued on or after May 1, 1995 in all other states.


     FACE AMOUNT CHANGES


     Certain states may impose limitations on increasing or decreasing the face amount of your policy. Refer to your policy for details. You can apply in writing to have the face amount increased or decreased.



     The amount of an increase in face amount must be for at least $5,000 and is subject to our maximum retention limits. Evidence of insurability satisfactory to us is required for an increase. We reserve the right to limit increases, and the number of increases may be limited by state law. Generally, the Insured may not be older than age 90 as of the date of any increase in face amount. Any increase will take effect on the next Monthly Deduction Day on or after we approve the application for increase. An increase in face amount may affect the net amount at risk, which may increase the cost of insurance charge. Face amount increases incur new 15 year surrender charge periods on the amount of the increase.



     Decreases in coverage are allowed. The face amount will be reduced by canceling insurance segments on a last purchased, first canceled basis and the appropriate surrender charge will be deducted from the Cash Value. (For a discussion of the charges associated with a decrease, see SURRENDER CHARGES at
page   .) Consult your tax adviser regarding the tax consequences of decreasing your coverage. A decrease in face amount is effective on the next Monthly Deduction Day following the receipt of a written request. The face amount may not be decreased to less than $50,000. We reserve the right to terminate the option of decreasing the face amount, and the number of decreases may be limited by state law.



     LIFE INSURANCE BENEFIT OPTION CHANGES



     You can change the life insurance benefit option of the policy. Any change of option will take effect on the Monthly Deduction Day on or after the date we receive your signed request at our Principal Office or such other location that we indicate to you in writing. If you change from Option 1 to Option 2, the face amount of the policy will be decreased by the Cash Value. In that case, a surrender charge will be assessed if a surrender charge is then currently applicable. If you change from Option 2 to Option 1, the face amount of the policy will be increased by the Cash Value. A new schedule of surrender charges will apply to the increase except for policies where we receive the application on or after November 20, 1998.

                      CASH VALUE AND CASH SURRENDER VALUE

     CASH VALUE


     The Cash Value of the policy is the sum of the Accumulation Value and the value in the Fixed Account. Initially, the Cash Value equals the net amount of the first premium paid under the policy. This amount is allocated among the Fixed Account and the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by you.



     TRANSFERS



     All or part of the Cash Value may be transferred among Investment Divisions or from an Investment Division to the Fixed Account. We reserve the right to limit the number of transfers to the Fixed Account after the first two Policy Years. (In New Jersey and New York, no more than twelve transfers per Policy Year may be made from the Investment Divisions to the Fixed Account after the first two Policy Years.) The minimum amount that may be transferred from one Investment Division to another Investment Division, or to the Fixed Account, is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, the entire value will be transferred. There is no charge for the first twelve transfers in any one Policy Year. We reserve the right to charge $30 for each transfer in excess of twelve per year. Any transfer made in connection with the dollar cost averaging and automatic asset reallocation options will not count as a transfer toward the twelve-transfer limit. However, transfers made in connection with the Interest Sweep option will count toward the twelve-transfer limit.


     Transfers may also be made from the Fixed Account to the Investment Divisions in certain situations. (See THE FIXED ACCOUNT at page ___ .)


     Transfer requests must be in writing and sent to our Principal Office on a form we approve or by telephone in accordance with established procedures. Transfers from Investment Divisions will be made based on the Accumulation Unit values at the end of the Business Day on which NYLIAC receives the transfer request. (See ADDITIONAL PROVISIONS OF THE POLICY--When We Pay Proceeds at page
 _____ .)


     INVESTMENT RETURN


     The investment return of a policy is based on:



     -- The Accumulation Units held in each Investment Division,


     -- The investment experience of each Investment Division as measured by its actual net rate of return, and

     -- The interest rate credited on Cash Values held in the Fixed Account.


     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. This investment experience is determined each Business Day on which the net asset value of the underlying Fund is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Business Day to the end of the next Business Day.


     CASH SURRENDER VALUE


     The policy may be surrendered for its Cash Surrender Value at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the date we receive the policy and a written request in proper form at our Principal Office. The policy and written request for surrender are deemed received on the date on which they are received by mail at NYLIAC's Principal Office or such other location that we indicate to you in writing. If, however, the date on which they are received is not a Business Day, or if they are received other than through the mail after the closing of the New York Stock Exchange, they are deemed received on the next Business Day.



     Because the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest rate credited to the Fixed Account, and because certain surrenders or partial withdrawals are subject to a surrender charge, and because of charges made against the policy, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) may be more or less than the total premiums.


     PARTIAL WITHDRAWALS


     The owner of a policy may make a partial withdrawal of the policy's Cash Surrender Value at any time while the Insured is living, in writing or by calling a service representative at (800) 598-2019. The minimum partial withdrawal is $500 unless we agree otherwise. We will apply uniform rules in agreeing to partial withdrawals under $500. The amount available for a partial withdrawal is the policy's Cash Surrender Value at the end of the Business Day during which we receive the request for the partial withdrawal at our Principal Office. The partial withdrawal will be made on a pro-rata basis from the Fixed Account and/or Investment Divisions, unless you indicate otherwise. If the portion of your request for a partial withdrawal from the Fixed Account or Investment Division is greater than the amount in the Fixed Account and/or Investment Division, we will reduce the partial withdrawal by that amount and pay you the entire value of that Fixed Account and/or Investment Division, less any surrender charge which may apply. Partial withdrawals will cause a reduction in the policy's face amount when Life Insurance Benefit Option 1 is in effect. We reserve the right to limit the amount and frequency of partial withdrawals, and state law limitations may also apply. Partial withdrawals and surrenders may be subject to surrender charges. For details see CHARGES UNDER THE POLICY at page _____ .



     We may charge a fee, not to exceed the lesser of $25 or 2% of the amount withdrawn, for processing a partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation, or if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions on a pro rata basis. When you make a partial withdrawal, the death benefit, the Cash Value, and the Cash Surrender Value will be reduced by the amount of the withdrawal proceeds you receive as of the date you receive the payment and any applicable surrender charge.

                             POLICY LOAN PRIVILEGE


     Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt. Certain of the provisions discussed below, applicable to policy loans, differ considerably in the state of New Jersey. New Jersey policyowners should review their policy for further details.


     SOURCE OF LOAN


     When a loan is requested, an amount necessary to increase the value in the Fixed Account to 108% of the new loan amount, less the excess of the value in the Fixed Account over any outstanding policy loan, is transferred from the Separate Account to the Fixed Account. This transfer will be made on a pro-rata basis from the various Investment Divisions. While a policy loan is outstanding, no partial withdrawals or transfers which would reduce the value in the Fixed Account below 108% of the outstanding loan are permitted. However, monthly deductions, such as the cost of insurance charge, may reduce the Fixed Account below the 108% threshold.


     LOAN INTEREST


     The effective annual loan interest rate is 8%, which is payable in arrears. We reserve the right to set a lower rate which we will determine at least once every twelve months, but not more frequently than once in any three month period. Loan interest for the Policy Year in which a loan is taken will be due on the next policy anniversary. Loan interest accrues each day and is payable on the earliest of the policy anniversary, on the date of death, surrender, or lapse, or on the date of a loan increase or loan repayment. Loan interest not paid in cash as of the policy anniversary, or prior to the expiration of the late period, will be charged as a new loan. An amount may need to be transferred to the Fixed Account to cover this increased loan amount.



     If we have set a loan interest rate lower than 8% per year, any subsequent increase in the interest rate will be subject to the following conditions:



          (1) The effective date of any increase in the interest rate will not be earlier than one year after the effective date of the establishment of the previous rate.



          (2) The amount by which the interest rate may be increased will not exceed one percent per year, but the rate of interest will in no event ever exceed 8%.


          (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

          (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify you of that increase at least 30 days prior to the effective date of the increase.

          (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

     REPAYMENT


     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. Loan repayments are allocated to the Investment Divisions and/or the Fixed Account in accordance with premium allocations in effect at the time of the loan repayment, unless you indicate otherwise. If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt from these proceeds. In addition, if any Policy Debt exceeds the policy's Cash Surrender Value, we will mail a notice to you at your last known address and a copy to the last known assignee on our records. All insurance will end 31 days after the date on which we mail that notice to you if the excess amount is not paid within that 31 days.


     INTEREST ON LOANED VALUE


     The amount of any loan is held in the Fixed Account and earns interest at a rate we determine. Such rate will never be less than 2% less than the effective annual loan interest rate and in no event less than 4%.


     Currently, the amount in the Fixed Account which is collateral for an outstanding loan is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. These rates are not guaranteed and can change at any time.


     That portion of the policy's Cash Value held in the Fixed Account is not affected by the Separate Account's investment performance. The Cash Value is affected because the portion of the Cash Value equal to the policy loan is credited with an interest rate declared by us rather than a rate of return reflecting the investment performance of the Separate Account. Any interest credited on the loan amount in the Fixed Account remains in the Fixed Account unless you transfer amounts no longer needed as security to the Separate Account.


                              FREE LOOK PROVISION


     The policy contains a provision that permits cancellation by returning it to us, or to the registered representative through whom it was purchased, during the free look period. The free look period begins on the date you receive the policy and ends 20 days later (or the amount of time required by state law but not less than 10 days). You may cancel increases in the face amount under the same time limitations. Premiums will be allocated to the MainStay VP Cash Management Division until the end of the free look period. (In the District of Columbia, when the policy is issued, the premium is allocated entirely to the MainStay VP Cash Management Investment Division. On the later of 20 days after the policy is delivered or 45 days after the application is executed, the net premium is allocated according to the policyowner's instructions.) Unless otherwise required by state law, upon cancellation, you will receive from us the greater of the policy's Cash Value as of the date the policy is returned or the premiums paid, less loans and partial withdrawals. The policy will be void as of the Issue Date. For canceled increases in the face amount, the refund equals the amount of premiums that are in excess of scheduled premiums which are allocated to the increase in accordance with the surrender charge provision, less any portion of such amount previously paid to you.

                               EXCHANGE PRIVILEGE


     At any time within 24 months of the Issue Date or after an increase in the face amount of the policy, you may request that the entire Accumulation Value of the policy be transferred to the Fixed Account to acquire fixed benefit life insurance protection on the life of the Insured. However, you may request such a transfer within 24 months after an increase in the face amount of the policy solely with respect to the lesser of that portion of the post-increase premiums attributable to the increase in the face amount of the policy or the Accumulation Value under the policy. The exchange will become effective when we receive proper written request.



     At any time within 24 months of the Issue Date, you may exchange the policy for a policy on a permanent plan of life insurance which we offer for this purpose. We will not require evidence of insurability. The date of exchange will be the later of (a) the date you send us the policy along with a proper written request; or (b) the date we receive the policy at our Principal Office, or such other location that we indicate to you in writing, and the necessary payment for the exchange. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The exchanged policy will have the same Issue Date, issue age and risk classification as the original policy. In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for premiums and Cash Values of the policy and any new policy.



     SPECIAL NEW YORK REQUIREMENTS. In the event of a material change in the investment policy of a Portfolio, you may convert your policy to a new flexible premium life insurance policy for an amount of insurance not to exceed the amount of the death benefit under your original policy on the date of conversion. The new policy will be based on the same issue age, gender and class of risk as your original policy but will not offer variable investment options such as the Investment Divisions. We will not require that you provide evidence of insurability in order to effect this conversion. You will have 60 days after the later of (1) effective date of the change in the investment policy of the Portfolio and (2) the date you receive notification of such change. All riders attached to your original policy will end on the date of any such conversion.


                               YOUR VOTING RIGHTS


     The Funds are not required to and typically do not hold annual stockholder meetings. Special stockholder meetings will be called when necessary.



     To the extent required by law, whenever a special stockholder meeting is held, NYLIAC will vote the Portfolio shares held in the Separate Account in accordance with instructions received from policyowners having voting interests in the corresponding Investment Divisions. If, however, applicable laws or regulations change, and as a result, we determine that we are allowed to vote the Portfolio shares in our own right, we may elect to do so.



     The number of votes which are available to a policyowner will be calculated separately for each Investment Division and will be determined by applying the policyowner's percentage interest in a particular Investment Division to the total number of votes attributable to the Investment Division.

     The number of votes of the Portfolio which are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.



     Fund shares as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all policies participating in that Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Portfolio.


                                   OUR RIGHTS


     We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC and any other required regulatory approvals). If necessary, we will seek your approval.


     Specifically, we reserve the right to:


     -- add or remove any Investment Division;



     -- create new separate accounts;



     -- combine the Separate Account with one or more other separate accounts;



     -- operate the Separate Account as a management investment company or in any other form permitted by law;



     -- deregister the Separate Account;



     -- manage the Separate Account under the direction of a committee or discharge such committee at any time;



     -- transfer the assets of the Separate Account to one or more other separate accounts; and



     -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.


     NYLIAC also reserves the right to change the names of the Separate Account.

     We have reserved all rights to the name of New York Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

                   DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC


DIRECTORS:                                  POSITIONS DURING LAST FIVE YEARS:
Seymour Sternberg.........................  Chairman of the Board, Chief Executive Officer and
                                            President of New York Life from April 1997 to date;
                                            President and Chief Operating Officer of New York
                                            Life from October 1995 to April 1997; Vice Chairman
                                            and President Elect from February 1995 to October
                                            1995; Executive Vice President prior thereto.
                                            President of NYLIAC from November 1995 to May 1997.
Richard M. Kernan, Jr.....................  Executive Vice President and Chief Investment Officer
                                            of New York Life from March 1991 to date.
Robert D. Rock............................  Senior Vice President in charge of the Individual
                                            Annuity Department of New York Life from March 1992
                                            to date; Vice President prior thereto. Senior Vice
                                            President of NYLIAC from April 1992 to date.
Frederick J. Sievert......................  Vice Chairman of New York Life from January 1997 to date; Executive Vice President from February 1995 to
                                            January 1997; Senior Vice President and Chief
                                            Financial Officer--Individual Operations prior
                                            thereto. President of NYLIAC from May 1997 to date;
                                            Executive Vice President from November 1995 to May
                                            1997; Senior Vice President prior thereto.
George J. Trapp...........................  Executive Vice President of New York Life from June
                                            1995 to date and Corporate Secretary of New York Life
                                            from November 1995 to date; Senior Vice President of
                                            New York Life from 1991 until June 1995. Member of
                                            the Executive Management Committee of New York Life
                                            since 1994.
Phillip J. Hildebrand.....................  Senior Vice President in Charge of the Agency
                                            Department of New York Life from 1996 to date.
                                            Managing Partner of Dallas General Office of New York
                                            Life from 1994 to 1996.
Frank M. Boccio...........................  Senior Vice President in charge of Individual Policy
                                            Services Department of New York Life since July 1995;
                                            Vice President of New York Life from 1994 to July
                                            1995.

Michael G. Gallo..........................  Senior Vice President in charge of the Individual
                                            Life Department of New York Life from July 1995 to
                                            date; Senior Vice President--Northeastern Agencies
                                            from February 1994 to July 1995; Vice President prior
                                            thereto. Senior Vice President of NYLIAC from August
                                            1995 to date.
Solomon Goldfinger........................  Senior Vice President and Chief Financial Officer in
                                            charge of the Financial Management Department of New
                                            York Life from July 1995 to date; Senior Vice
                                            President in charge of the Individual Life Department
                                            prior thereto. Senior Vice President of NYLIAC from
                                            April 1992 to date.
Howard I. Atkins..........................  Executive Vice President and Chief Financial Officer
                                            of New York Life and NYLIAC from April 1996 to date;
                                            Chief Financial Officer of MidAtlantic Corporation
                                            prior thereto.
OFFICERS:
Jay S. Calhoun, III.......................  Senior Vice President and Treasurer of New York Life
                                            from March 1997 to date; Vice President and Treasurer
                                            from November 1992 to March 1997; Corporate Vice
                                            President prior thereto. Senior Vice President and
                                            Treasurer of NYLIAC from May 1997 to date; Vice
                                            President and Treasurer of NYLIAC from January 1993
                                            to May 1997.
Jean E. Hoysradt..........................  Senior Vice President in charge of the Investment
                                            Department of New York Life from March 1992 to date;
                                            Senior Vice President of NYLIAC from April 1992 to
                                            date.
Maryann L. Ingenito.......................  Vice President of New York Life from April 1990 to date. Vice President and Controller (Principal
                                            Accounting Officer) of NYLIAC from December 1994 to
                                            date; Vice President and Assistant Controller prior
                                            thereto.
Frank J. Ollari...........................  Senior Vice President in charge of the Mortgage
                                            Finance Department of New York Life from October 1989
                                            to date. Senior Vice President of NYLIAC from April
                                            1992 to date.

Joel M. Steinberg.........................  Vice President and Actuary of New York Life from
                                            March 1998 to date; Corporate Vice President and
                                            Actuary from March 1996 to March 1998. Actuary prior
                                            to March 1996.
Stephen N. Steinig........................  Senior Vice President and Chief Actuary of New York
                                            Life from February 1994 to date; Chief Actuary and
                                            Controller prior thereto. Senior Vice President and
                                            Chief Actuary of NYLIAC from May 1991 to date.


                              YEAR 2000 READINESS


     The computer systems we use to process all policy transactions and valuations need to be modified to accommodate the changeover to Year 2000. These modifications are necessary for us to be able to continue to administer the policies in Year 2000 and later. As is the case with most systems projects, risks and uncertainties exist, and a project could be delayed. We are, however, working to make these systems modifications, and we expect that the necessary changes will be completed on time and in a way that will result in no disruption to our policy servicing operations.


                               THE FIXED ACCOUNT


     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to the Separate Account. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is not generally subject to their provisions. NYLIAC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may be subject to certain applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


     INTEREST CREDITING


     NYLIAC guarantees that it will credit interest at an annual rate of at least 4% to values in or transferred to the Fixed Account under the policies. NYLIAC may, at its sole discretion, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account. The interest rate will be set by NYLIAC and can change daily. The interest rate may differ for loaned and non-loaned amounts in the Fixed Account.



     TRANSFERS TO INVESTMENT DIVISIONS AND TO THE FIXED ACCOUNT



     Amounts may be transferred from the Fixed Account to the Investment Divisions, subject to the following conditions.



     1. Maximum Transfer. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is 20% of the value in the Fixed Account at the beginning of the Policy Year.

     2. Minimum Transfer. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or
        (ii) the value in the Fixed Account. In most states, we will consider transfers of amounts less than this minimum.



     3. Minimum Remaining Value. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, we have the right to include that amount in the transfer.



     We reserve the right to limit transfers from the Investment Divisions to the Fixed Account after the first two Policy Years. In New Jersey and New York after the first two Policy Years, you may not make more than 12 transfers to the Fixed Account in any one Policy Year. You should review your policy for further details.



     Transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures.



     See the policy for details and a description of the Fixed Account.


     PROCEDURES FOR TELEPHONE TRANSFERS


     You may effect telephone transfers in two ways. You may directly contact a service representative at (800)598-2019. You may also request access to an electronic service known as a Voice Response Unit (VRU). The VRU will permit the unassisted transfer of monies among the Investment Divisions and/or the Fixed Account and change of allocation of future payments. If you intend to conduct telephone transfers through the VRU, you will be asked to complete a Telephone Authorization Form.



     We will undertake reasonable procedures to confirm that instructions communicated by telephone are genuine. Before a service representative accepts any requests, callers will be asked for their social security number and address. All calls will also be recorded. A Personal Identification Number (PIN) will be assigned to all policyowners who request VRU access. The PIN is selected by and known only to the policyowner. Proper entry of the PIN is required before any transactions will be allowed through the VRU. Furthermore, we will confirm all transactions performed over the VRU and all transactions effected with a service representative, in writing. NYLIAC is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures. Telephone transfer requests must be received no later than 4:00 p.m. Eastern Time to assure same-day processing. Requests received after 4:00 p.m. will be processed at the end of the next Business Day.


                       FEDERAL INCOME TAX CONSIDERATIONS


     The following discussion is general in nature. It is not an exhaustive discussion of all tax questions that might arise under the policy, and is not intended as tax advice. No attempt is made to consider any applicable state or other tax laws and no representation is made as to the likelihood of continuation of current federal income tax laws and Treasury regulations or of current interpretations of the Internal Revenue Service. Future legislation, regulations or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury regulations or revenue rulings.

     While we reserve the right to make changes in the policy to assure that it continues to qualify as life insurance for tax purposes, we cannot make any guarantee regarding the future tax treatment of any policy. For complete information on the tax treatment of the policies, the tax treatment under the laws of your state, or the impact of proposed or future changes in tax legislation, regulations or interpretations, you should consult with a tax advisor.



     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to the policyowner or Beneficiary depends upon NYLIAC's tax status, upon the terms of the policy and upon the tax status of the individual concerned.


     TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT


     NYLIAC is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986. The Separate Account is not a separate taxable entity from NYLIAC and its operation is taken into account by NYLIAC in determining its income tax liability. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining Cash Values and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account are taxed to NYLIAC to the extent those items are applied to increase reserves associated with the policies.


     CHARGES FOR TAXES


     We impose a federal tax charge equal to 1.25% of premiums received under the policy to compensate NYLIAC for the federal income tax liability it incurs under Section 848 of the Internal Revenue Code by reason of its receipt of premiums under the policy. We may increase the federal tax charge if the federal government increases this charge. We believe that this charge is reasonable in relation to the increased tax burden NYLIAC incurs as a result of Internal Revenue Code Section 848. No other charge is currently made to the Separate Account for federal income taxes of NYLIAC that may be attributable to the Separate Account. Periodically, we review the appropriateness of charges to the Separate Account for NYLIAC's federal income taxes, and in the future, a charge may be made for federal income taxes incurred by NYLIAC that are attributable to the Separate Account. In addition, depending on the method of calculating interest credited to policy values allocated to the Fixed Account (see preceding section), a charge may also be imposed for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.


     Under current laws, NYLIAC may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, NYLIAC reserves the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account.

     DIVERSIFICATION STANDARDS AND CONTROL ISSUES


     In addition to other requirements imposed by the Internal Revenue Code, a policy will qualify as life insurance only if the diversification requirements of Internal Revenue Code Section 817(h) are satisfied by the Separate Account. To assure that each policy continues to qualify as life insurance for federal income tax purposes, we intend to comply with Section 817(h) and its regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as separate issuer. In addition a "look-through" rule applies to treat a pro-rata portion of each asset of each Portfolio as an asset of the Separate Account holding an interest in such Portfolio.



     With respect to variable life insurance contracts, the general diversification requirements of Section 817(h) are modified to the extent that any of the assets of the Separate Account are direct obligations of the United States Treasury. Even if the Separate Account invests only in United States Treasury securities, it will be treated as adequately diversified under Section 817(h). In addition, for purposes of determining whether its holdings of assets other than United States Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in United States Treasury securities. Notwithstanding this modification of the general diversification requirements, however, the investments of the Separate Account will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with the general standards.



     In connection with its issuance of temporary regulations under Internal Revenue Code Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed, and it is not clear, at this time, whether such regulations will ever be issued or what such regulations might provide. If such regulations were to be issued in the future, it is possible that the policy might need to be modified to comply with such regulations. For these reasons, we reserve the right to modify the policy, as necessary, to prevent the policyowner from being considered the owner of the assets of the Separate Account.


     LIFE INSURANCE STATUS OF POLICY


     NYLIAC believes that the policy meets the statutory definition of life insurance under Internal Revenue Code Section 7702 and that the policyowner and Beneficiary of any policy will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, the death benefit under the policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of
Section 101(a)(1) of the Internal Revenue Code. Pursuant to Section 101(g), amounts received after December 31, 1996, by the policyowner may also be excludable from the policyowner's gross income when the Insured has a terminal illness. (Death benefits under a "modified endowment contract" as discussed below are treated in the same manner as death benefits under life insurance contracts that are not so classified.)

     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal.


     MODIFIED ENDOWMENT CONTRACT STATUS


     A policy will be a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code, but it either fails the additional "7-pay test" set forth in Internal Revenue Code Section 7702A or was received in exchange for a modified endowment contract. A policy will fail the 7-pay test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the 7-pay test.



     While the 7-pay test is generally applied as of the time the policy is issued, certain changes in the contractual terms of a policy will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the policy to be retested as if it had originally been issued with the reduced death benefit.



     In addition, if a "material change" occurs at any time while the policy is in force, a new 7-pay test period will start and the policy will need to be retested to determine whether it continues to meet the 7-pay test. The term "material change" generally includes increases in death benefits, but does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.



     Because the policy provides for flexible premiums, we have instituted procedures to monitor whether, under our current interpretation of the law, increases in death benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.



     If a policy fails the 7-pay test, all distributions (including loans) occurring in the year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to the date that a policy fails the 7-pay test is considered to have been made in anticipation of the failure.


     POLICY SURRENDERS AND PARTIAL WITHDRAWALS


     Upon a full surrender of a policy for its Cash Surrender Value you will recognize ordinary income for federal tax purposes to the extent that the Cash Value, less surrender charges and any deferred contract charges, exceeds the investment in the contract (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from a policy will depend upon whether the partial withdrawal results in a reduction of future benefits under the policy and whether the policy is a modified endowment contract.



     If the policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the contract. An exception to this general rule applies, however, if a reduction of benefits occurs during the first 15 years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, Internal Revenue Code Section 7702(f)(7) overrides the general rule and prescribes a formula under which the policyowner may be taxed on all or a part of the amount distributed. After 15 years, the rule of Internal Revenue Code Section 7702(f)(7) no longer applies so that cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the contract. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal. In addition, any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. In general, the amount which may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.



     Under certain circumstances, a distribution under a modified endowment contract (including a loan) may be taxable even though it exceeds the amount of accumulated income in the policy. This can occur because for purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the Internal Revenue Code requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.



     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal or a loan), it may also be subject to a 10% penalty tax under Internal Revenue Code
Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individual policyowners. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer.


     POLICY LOANS AND INTEREST DEDUCTIONS


     We also believe that under current law any loan received under the policy will be treated as Policy Debt and that, unless the policy is a modified endowment contract, no part of any loan under a policy will constitute income to the policyowner. If the policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% tax.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.


     CORPORATE ALTERNATIVE MINIMUM TAX


     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.


     EXCHANGES OR ASSIGNMENTS OF POLICIES


     A change of the policyowner or the Insured or an exchange or assignment of a policy may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of a policy may result in taxable income to the transferring policyowner. Further, Internal Revenue Code Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the death benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, you should consult with a qualified tax advisor.


     STEP PROGRAM


     The Severance Trust Executive Program ("STEP") is an employee welfare benefit plan that provides severance benefits and life insurance coverage through a ten-or-more employer trust as described in Section 419A(f)(6) of the Internal Revenue Code. The tax consequences of participating in a STEP trust are uncertain under current law. There is a reasonable possibility that contributions to the STEP trust may not be deductible for income tax purposes. Moreover, there is at least some risk that an employee or owner may be viewed by the Internal Revenue Service as receiving gross income in the year contributions are made to the STEP trust. Prospective participants should have their own qualified advisors review the legal and actuarial opinions applicable to the STEP Program.


     OTHER TAX ISSUES


     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policyowner or Beneficiary.

     QUALIFIED PLANS


     In the future, we may make the policy available to certain tax-qualified employee benefit plans. The rules governing such use are complex, and a purchaser should not use the policy in conjunction with any such qualified plan until he or she has consulted a competent tax advisor. The policy may not be acquired by an Individual Retirement Account (IRA).


     WITHHOLDING


     Under Section 3405 of the Internal Revenue Code, withholding is generally required with respect to certain taxable distributions under insurance contracts. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. A policyowner can elect to have either non-periodic or periodic payments made without withholding except where the policyowner's tax identification number has not been furnished to NYLIAC or the Internal Revenue Service has notified us that the tax identification number furnished by the policyowner is incorrect.


     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for either a lower rate of withholding or an exemption from withholding.

                      ADDITIONAL PROVISIONS OF THE POLICY

     REINSTATEMENT OPTION


     For a period of five (5) years after termination, you can request that we reinstate the policy during the Insured's lifetime. We will not reinstate the policy if it has been returned for its Cash Surrender Value. Note that a termination and later reinstatement may cause the policy to become a modified endowment contract.



     Before we will reinstate the policy, we must receive the following:



     -- A payment in an amount which is sufficient to keep the policy in force for at least 3 months. If the policy lapses before and is reinstated after the first policy anniversary, we must also receive an amount equal to 150% of any deferred contract charge not previously deducted. This payment will be in lieu of the payment of all premiums in arrears;



     -- Any unpaid loan must also be repaid, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a policy loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the policy loan interest rate; and


     -- Evidence of insurability satisfactory to us if the reinstatement is requested more than 30 days after termination.

     If we do reinstate the policy, the face amount for the reinstated policy will be the same as it would have been if the policy had not terminated. The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement.


     ADDITIONAL BENEFITS YOU CAN GET BY RIDER


     The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Account or the Fixed Account. An additional benefit is provided by a rider and is subject to the terms of both the policy and the rider. The following riders are available.


  Guaranteed Minimum Death Benefit ("GMDB") Rider

     This rider is subject to state regulatory approvals and may not be available in all states. Please contact your registered representative to determine if this rider is available in your state. In addition, the rider title and requirements for this rider may vary by state. Please contact your registered representative or refer to your rider for additional information.


     This rider guarantees that the policy will not lapse even if the Cash Surrender Value is not enough to cover the policy's current monthly deduction charges. Generally, this rider is available with expiry dates of the Insured's age 70, 80 and, except for policies issued with a substandard underwriting class, 95. At issue, you can choose any one of the expiry dates, but the coverage period for the rider must be at least 10 years.



     In exchange for the guarantee provided by this rider, you are required to pay a certain amount of premiums into the policy. The monthly GMDB premium is calculated for the policy and is shown on the Policy Data Page. However, premiums do not have to be paid on a monthly basis. On each Monthly Deduction Day, a GMDB premium test is performed. The GMDB premium test is satisfied if the total of all premiums paid to date under the policy, less any partial withdrawals made, are at least equal to the sum of all monthly GMDB premiums from the date this rider is issued up to that Monthly Deduction Day.



     If on a Monthly Deduction Day, the policy does not satisfy the GMDB premium test by more than the amount of one monthly GMDB premium, you will be notified by letter that the rider will end unless you pay the amount necessary to pass the test by the next Monthly Deduction Day. However, we will reinstate the rider if the required payment is received before the next Monthly Deduction Day following the date the rider ended.



     The monthly GMDB premium can change if certain changes are made to the policy.



     In addition to the premium requirement described above, policyowners must pay a charge for the rider. The charge is $0.01 per $1000 of the sum of the policy's base face amount plus any face amount provided by an Other Covered Insured rider. This charge will be deducted from the policy's Cash Value on each Monthly Deduction Day.



     This rider will end if you take a policy loan during the first two Policy Years. After the first two Policy Years, loans are permitted but are restricted. In general, the Cash Surrender Value minus the requested loan must exceed the total of the monthly GMDB premiums, accumulated at an annual effective interest rate of 6%, as of that date. If you request a loan which would cause the GMDB rider to end, we will delay processing the request until we receive your signed authorization to terminate the rider. Once terminated under these circumstances, the rider cannot be reinstated.



     This rider will also end if the rider reaches its expiry date or if the policy ends or is surrendered.



     The GMDB rider also covers the monthly deduction charges due for any other policy riders. However, if monthly deduction charges are being waived under another policy rider, the GMDB rider is placed in an inactive status and no benefit under the GMDB rider is in effect. While the rider is in an inactive status, no charge for the rider is payable, and no GMDB premium testing will be performed. However, once monthly deductions for the policy are no longer being waived, the GMDB rider will automatically be restored. Beginning in the next Monthly Deduction Day, the charge for this rider will be deducted and the GMDB premium test must again be satisfied.



  Children's Insurance Rider



     This rider provides level term insurance coverage on the lives of children of the Insured until the earlier of the policy anniversary on which the child is age 25 or the policy anniversary on which the Insured is or would have been age
65. At that time, you may convert the rider coverage to a current-dated permanent life insurance policy.


  Term Insurance On Other Covered Insured Rider (also referred to as
  Supplemental   Insurance Benefit Rider)


     This rider provides level term insurance coverage on one or more insureds and is convertible up until the policy anniversary on which that insured is age 71 or on the death of the primary Insured, if earlier. This rider is currently not available on the primary Insured.


  Monthly Deduction Waiver Rider


     This rider provides for the waiver of monthly deduction charges in the event of total disability of the primary Insured.


  Accidental Death Benefit Rider


     This rider provides for an additional death benefit in the event the Insured's death was caused by accidental bodily injury occurring within one year of the Insured's death. No benefit is payable under this rider if the Insured dies before his or her first birthday or after the policy anniversary when the Insured is age 70.


  Guaranteed Insurability Rider


     This rider allows you to increase the face amount of the policy or purchase a new policy on the Insured for a specified option amount on specified dates, without evidence of insurability.


  Spouse Paid-Up Insurance Purchase Option Rider (not available in New York)


     This rider allows the Insured's spouse or the spouse of an Other Covered Insured to purchase a paid-up insurance policy on his or her life on the Insured's or the Other Covered Insured's death. The amount that may be purchased cannot exceed the death benefit on the policy, provided the spouse is the Beneficiary under the policy or the applicable Term Insurance On Other Covered Insured Rider.


  Accelerated Benefits Rider


     Generally, this rider allows you to receive 25% or more of the death benefit up to $250,000, less an interest adjustment, when the Insured has a life expectancy of twelve months or less. Amounts received under this rider after December 31, 1996 will generally be excludable from your gross income under
Section 101(g) of the Internal Revenue Code. The exclusion from gross income will not apply, however, if the policyowner is not the Insured and the policyowner has an insurable interest in the life of the Insured either because the Insured is a director, officer or employee of the policyowner or because the Insured has a financial interest in a business of the policyowner.



     When less than 100% of the death benefit is accelerated, the policy stays in force, with the face amount and other policy values reduced proportionately.


     PAYMENT OPTIONS


     Death benefits will be paid in one sum, or if elected, all or part of the death benefit can be placed under one or more of the options described in this section. If we agree, the death benefit may be placed under some other method of payment instead. Any death benefits paid in one sum will bear interest compounded each year from the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year, and will not be less than required by law.


     While the Insured is living, you can elect or change an option. You can also elect or change one or more Beneficiaries who will be the payee or payees under that option. After the Insured dies, any person who is to receive proceeds in one sum (other than an assignee) can elect an option and name payees. The person who elects an option can also name one or more successor payees to receive any amount remaining at the death of the payee. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payees may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

     If we agree, a payee who elects Option 1A, 1B, or 2 may later elect to have any amount we still have, or the present value of any elected payments, placed under some other option described in this section. When any payment under an option would be less than $100, we may pay any unpaid amount or present value in one sum.

     PAYEES

     Only individuals who are to receive payments in their own behalf may be named as payees or successor payees, unless we agree otherwise. We may require proof of the age or the survival of a payee.

     It may happen that when the last surviving payee dies, we still have an unpaid amount, or there are some payments which remain to be made. If so, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.

     PROCEEDS AT INTEREST OPTIONS (OPTIONS 1A AND 1B)


     The policy proceeds may be left with us at interest. We will set the interest rate each year. This rate will be at least 3% per year.


     For the Interest Accumulation Option (Option 1A), we credit interest each year on the amount we still have. This amount can be withdrawn at any time in sums of $100 or more. We pay interest to the date of withdrawal on sums withdrawn.

     For the Interest Payment Option (Option 1B), we pay interest once each month, every 3 months, every 6 months, or once each year, as chosen, based on the amount we still have.

     LIFE INCOME OPTION (OPTION 2) (NOT AVAILABLE IN MASSACHUSETTS AND MONTANA)


     We make equal payments each month during the lifetime of the payee or payees. We determine the amount of the monthly payment by applying the death benefit to purchase a corresponding single premium life annuity policy which is being issued when the first payment is due. Payments are based on the appropriately adjusted annuity premium rate in effect at that time, but will not be less than the corresponding minimum amount shown in the appropriate Option 2 table of your policy. These minimum amounts are based on the 1983 Table "a" with Projection Scale G and with interest compounded each year at 3%.



     When asked, we will state in writing what the minimum amount of each monthly payment would be under these options. It is based on the gender and adjusted age of the payee(s). To find the adjusted age in the year the first payment is due, we increase or decrease the payee's age at that time, as follows:


1995 AND                                                   2036 AND
EARLIER    1996-2005   2006-2015   2016-2025   2026-2035    LATER
--------   ---------   ---------   ---------   ---------   --------
   +2         +1           0          -1          -2          -3

     For Option 2, we make a payment each month while the payee is living. Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

     BENEFICIARY


     A Beneficiary is any person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies. You name the Beneficiary when you apply for the policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.



     The Beneficiary may be changed during the Insured's lifetime by writing to our Principal Office or such other location that we indicate to you in writing. Generally, the change will take effect as of the date the request is signed. If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the policyowner or, if deceased, the policyowner's estate.

     ASSIGNMENT


     While the Insured is living, the policy may be assigned as collateral for a loan or other obligation. For an assignment to be binding on us, we must receive a signed copy of it at our Principal Office or such other location that we indicate to you in writing. We are not responsible for the validity of any assignment.


     LIMITS ON OUR RIGHTS TO CHALLENGE THE POLICY


     Except for any increases in face amount, other than one due solely to a change in the life insurance benefit option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date (unless a state has different requirements). After that we cannot contest its validity, except for failure to pay premiums unless the Insured died within that two year period. For any increase in the face amount, other than one due solely to a change in the life insurance benefit option, we must bring legal action to contest that increase within two years from the effective date of the increase.


     MISSTATEMENT OF AGE OR SEX


     If the Insured's age or sex is misstated in the policy application, the Cash Value (except in Pennsylvania), Cash Surrender Value and the death benefit will be adjusted to reflect the correct age and sex. The death benefit will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.


     SUICIDE


     If the Insured commits suicide within two years (or less where required by law) from the Issue Date (or with respect to an increase in face amount, the effective date of the increase), and while the policy is in force, we pay a limited death benefit in one sum to the Beneficiary. The limited death benefit is the amount of premiums, less any Policy Debt, or amounts withdrawn. For any increases in the face amount, the limited death benefit will be the monthly deductions made for that increase. If the limited death benefit for the entire policy is payable, there will be no additional payment for the increase.


     WHEN WE PAY PROCEEDS


     If the policy has not terminated, payment of the Cash Surrender Value, loan proceeds, partial withdrawals or the death benefit are made within 7 days after we receive all requirements at our Principal Office or such other location that we indicate to you in writing. But we can delay payment of the Cash Surrender Value or any partial withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the death benefit during any period that:



     -- It is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or



     -- The SEC, by order, permits us to delay payment in order to protect our policyowners.



     We may delay paying any surrender value or loan proceeds on the Fixed Account for up to 6 months from the date the request is received at our Principal Office. We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or partial withdrawal value is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a death benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option.


                              RECORDS AND REPORTS


     All records and accounts relating to the Separate Account and the Fixed Account are maintained by New York Life or NYLIAC. Each year we will mail you a report showing the Cash Value, Cash Surrender Value and any Policy Debt as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing you the same information as of the end of the previous quarter.


     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies: A.M. Best and Moody's Investor's Services Inc. (for financial strength and stability) and Standard and Poor's and Duff & Phelps (for claims paying ability). However, neither New York Life nor NYLIAC guarantees the investment performance of the Investment Divisions.

                           SALES AND OTHER AGREEMENTS


     NYLIFE Distributors Inc., ("NYLIFE Distributors") 51 Madison Avenue, New York, New York 10010, is the principal underwriter and the distributor of the policies. NYLIFE Distributors is an indirect wholly-owned subsidiary of New York Life.



     The commissions paid to registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors during a policy's first year will not exceed 50% of the premiums paid up to a policy's target premium (6.5% in the second and subsequent Policy Years) plus 3.5% of premiums paid in excess of such amount. Commissions in excess of the percentage payable on renewal premiums are available for premiums paid in connection with most increases in a policy's face amount.



     Registered representatives who meet certain productivity standards and/or participate in certain programs may receive additional compensation. From time to time, NYLIFE Distributors may enter into a special arrangement with a broker-dealer, which provides for the payment of higher commissions to such broker-dealer in connection with sales of the policies. Purchasers of policies will be informed prior to purchase of any applicable special arrangement.


                               LEGAL PROCEEDINGS

     In 1995, NYLIAC and New York Life settled a nationwide class action brought in New York State court related to the sale of whole life and universal life insurance policies from 1982 through 1994. In entering into the settlement, NYLIAC specifically denied any wrongdoing. The settlement was approved by the judge and has been upheld on appeal.

     There are also actions in various jurisdictions by individual policyowners who either did or did not exclude themselves from the settlement of the nationwide class action and a purported class action claiming to include numerous policyholders in one jurisdiction who did not exclude themselves from the nationwide class action. The certification by a non-New York State court of a purported class action claiming to include numerous policyholders in that state who excluded themselves from the settlement of the nationwide class action was recently reversed by an intermediate appellate court; plaintiffs filed a motion for rehearing in the intermediate appellate court and the motion was denied. Plaintiffs may file a petition with the highest court within the statutory time allowed to do so. Most of these actions seek substantial or unspecified compensatory and punitive damages.

     NYLIAC is also a defendant in other individual suits arising from its insurance (including variable contracts registered under the federal securities law), investment and/or other operations, including actions involving retail sales practices. Most of these actions also seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved as a party in various governmental, administrative, and investigative proceedings and inquiries.

     Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above cannot be predicted. NYLIAC nevertheless believes that, after provisions made in the financial statements, the ultimate liability that could result from such litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.

                            INDEPENDENT ACCOUNTANTS


     The financial statements of NYLIAC and the Separate Account have been included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.


                                    EXPERTS


     Actuarial matters in this prospectus have been examined by Joel M. Steinberg, Vice President and Actuary. An opinion on actuarial matters is filed with the SEC as an exhibit to the registration statements.


                              FINANCIAL STATEMENTS


     The audited financial statements of NYLIAC (including the auditor's report) for the fiscal years ended December 31, 1998, 1997 and 1996, and of the Separate Account (including the auditor's report) for the years ended December 31, 1998 and 1997 are included in this prospectus. The financial statements of NYLIAC should be considered only as bearing upon the ability of NYLIAC to meet its obligations under the policy.

                              FINANCIAL STATEMENTS



                           [TO BE FILED BY AMENDMENT]

                                   APPENDIX A
                                 ILLUSTRATIONS


     The following tables demonstrate the way your policy works. The tables are based on the age, initial death benefit and premium as follows:



     The tables are for a policy issued to a male, preferred, age 35 with a scheduled annual premium of $3,000 and an initial death benefit of $250,000.



     The tables show how the Cash Value, Cash Surrender Value and death benefit would vary over an extended period of time assuming hypothetical gross rates of return equivalent to a constant annual rate of 0%, 6% or 12%. The tables will assist in the comparison of the death benefit, Cash Value and Cash Surrender Value of the policy with other variable life insurance plans.



     The death benefit, Cash Value and Cash Surrender Value for a policy would be different from the amounts shown if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below those averages for the period. They would also be different depending on the allocation of the Cash Value among the Investment Divisions and the Fixed Account, if the actual gross rate of return for all Investment Divisions averaged 0%, 6% or 12%, but varied above or below that average for individual Investment Divisions. They would also differ if any policy loans or partial withdrawals were made during the period of time illustrated.



     The first table reflects all charges under the policy. It assumes that the cost of insurance charges are based on our current cost of insurance rates and reflects the deduction of all charges from scheduled premium and the Cash Value at the current levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equivalent to an annual charge of 0.60% (on a current basis) of the assets in the Separate Account and a daily asset based administrative charge assessed against the Separate Account equivalent to an annual charge of 0.10% on the assets in each Investment Division.



     The second table reflects all charges under the policy. It assumes that the cost of insurance charges are based on our guaranteed maximum cost of insurance rates and reflects the deduction of all charges from scheduled premiums and the Cash Value at their guaranteed maximum levels. It also reflects a daily mortality and expense risk charge assessed against the Separate Account equivalent to an annual charge of 0.90% (on a guaranteed basis) of the assets in the Separate Account and a daily asset based administrative charge assessed against the Separate Account equivalent to an annual charge of 0.10% on the assets in each Investment Division attributable to the policies.



     The tables also reflect total assumed investment advisory fees together
with the expenses incurred by the Funds of   % of the average daily net assets
of the Funds. The total is based upon (a) % of average daily net assets, which is an average of the management fees of each Portfolio; (b) % of average daily net assets of the Funds which is an average of actual administrative fees for each Portfolio; and (c) % of average daily net assets of the Funds which is an average of the other expenses after expense reimbursement for each Portfolio.


     An expense reimbursement agreement which limited "Other Expenses" to 0.17% annually was in effect until December 31, 1996 for the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Government, MainStay VP Total Return, MainStay VP Bond, MainStay VP Growth Equity and MainStay VP Indexed Equity Portfolios. "Other Expenses" and "Total Fund Annual Expenses" have been restated to reflect the absence of the limitation in

1996. "Other Expenses" and "Total Fund Annual Expenses" for the MainStay VP Convertible, MainStay VP High Yield Corporate Bond, MainStay VP International Equity and MainStay VP Value Portfolios reflect an expense reimbursement agreement effective through December 31, 1997 limiting "Other Expenses" to 0.17% annually. "Other Expenses" and "Total Fund Annual Expenses" for the MainStay VP Convertible and MainStay VP International Equity Portfolios reflect an expense reimbursement agreement effective through December 31, 1998 limiting "Other Expenses" to 0.17% annually. In the absence of the expense reimbursement arrangement, the "Total Fund Annual Expenses" for the year ended December 31, 1996 would have been 1.46%, 0.71%, 1.51% and 0.79% for the MainStay VP Convertible, MainStay VP High Yield Corporate Bond, MainStay VP International Equity and MainStay VP Value Portfolios, respectively, and for the year ended
December 31, 1997,   % and   % for the MainStay VP Convertible and MainStay VP
International Equity Portfolios, respectively. Numbers for the MainStay VP Convertible Portfolio have been annualized based on the period October 1, 1996 (the date of inception) to December 31, 1996.



     For the Calvert Social Balanced Portfolio, "Other Expenses" are based on expenses for fiscal year 1996, and have been restated to reflect an increase in transfer agency expenses of 0.03% incurred in 1997. The "Advisory Fee" includes
a performance adjustment which could cause the fee to be as high as   % or as
low as   %, depending on performance. "Other Expenses" reflect an indirect fee
of   %. "Total Fund Annual Expenses" after reductions for fees paid indirectly
would have been   %.



     A portion of the brokerage commissions that the Fidelity VIP II Contrafund and Fidelity VIP Equity Income Portfolios pay was used to reduce the Portfolios' annual expenses. In addition, these Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses.
Including these reductions, the "Total Fund Annual Expenses" would have been   %
for the Fidelity VIP II Contrafund Portfolio and   % for the Fidelity VIP
Equity-Income Portfolio.



     A reduced "Advisory Fee" schedule for the Janus Aspen Series Balanced Portfolio and Janus Aspen Series Worldwide Growth Portfolio was put into effect on July 1, 1997. The "Advisory Fee" reflects the new rate applied to net assets as of December 31, 1997. "Other Expenses" are based on gross expenses of the fund shares before expense offset arrangements for the fiscal year ended December 31, 1998. Janus Capital Corporation ("JCC") has agreed to reduce the advisory fee for both Janus Portfolios to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. JCC may terminate this fee reduction at any time upon 90 days' notice to the Board of Trustees of the Janus Aspen Series. Other waivers, if applicable, are first applied against the "Advisory Fee" and then against "Other Expenses". Absent such waivers or reductions, "Advisory Fees," "Other Expenses" and "Total Fund Annual Expenses" for the fiscal year ended December 31, 1998 would have been:
  %,   % and   %, respectively, for the Janus Aspen Series Balanced Portfolio
and   %,   % and   %, respectively, for the Janus Aspen Series Worldwide Growth
Portfolio.



     Morgan Stanley Asset Management Inc. has agreed to a reduction in its "Advisory Fees" and to reimburse the Morgan Stanley Emerging Markets Equity Portfolio for "Other Expenses" if such fees would cause the "Total Fund Annual Expenses" to exceed 1.75% of average daily net assets. This fee reduction agreement may be terminated by Morgan Stanley Dean Witter Investment Management Inc. at any time without notice. Absent such reductions, it is estimated that "Advisory Fees", "Other Expenses" and "Total Fund Annual Expenses" for the
current fiscal year would be   %,   % and   %, respectively.

     Taking into account the assumed charges for mortality and expense risks and administrative fees in the Separate Account and the average investment advisory fees and expenses of the Funds, the gross rates of return of 0%, 6% and 12%
would correspond to actual net investment returns of   ,   % and   %,
respectively, based on the current charge for mortality and expense risks, and
  %,   % and   %, respectively, based on the guaranteed maximum charge for mortality and expense risks.


     The actual investment advisory fees and expenses may be more or less than the amounts illustrated and will depend on the allocations made by the Policyowner.


     The second column of the tables show the amount which would accumulate if an amount equal to the initial premium were invested and earned interest, after taxes, at 5% per year, compounded annually.



     We will furnish upon request a comparable illustration using the age, sex and underwriting classification of an Insured for any initial death benefit and premium requested. In addition to an illustration assuming policy charges at their maximum, we will furnish an illustration assuming current policy charges and current cost of insurance rates.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                       MALE ISSUE AGE:  35, PREFERRED
                            SCHEDULED ANNUAL PREMIUM:  $3,000
                            INITIAL FACE AMOUNT:  $250,000
                            LIFE INSURANCE BENEFIT OPTION 1

ASSUMING CURRENT CHARGES


                                                                                                               END OF YEAR
                                      END OF YEAR DEATH BENEFIT(2)      END OF YEAR CASH VALUE(2)         CASH SURRENDER VALUE
                                      ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID     ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ------------------------------   -----------------------------   -----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%         6%        12%        0%         6%        12%        0%         6%        12%
-----------   --------------------   --------   --------   --------   -------   --------   --------   -------   --------   --------
     1                3,150
     2                6,458
     3                9,931
     4               13,578
     5               17,407
     6               21,427
     7               25,648
     8               30,080
     9               34,734
    10               39,621
    15               67,974
    20              104,160
    30              209,287


------------
(1) All Premiums are illustrated as if made at the beginning of the Policy Year.

(2) Assumes no policy loan or partial withdrawal has been made.



     THE ILLUSTRATION IS HYPOTHETICAL AND MAY NOT BE USED TO PROJECT OR PREDICT INVESTMENT RESULTS. THE INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND ARE BASED ON A HYPOTHETICAL LEVEL ANNUAL RATE OF RETURN. EVEN IF YOUR AVERAGE RATE OF RETURN IS THE SAME AS THE HYPOTHETICAL RATE, YOUR ACTUAL RESULTS WILL DIFFER DUE TO ANNUAL FLUCTUATIONS ABOVE OR BELOW THE HYPOTHETICAL AVERAGE RATE OF RETURN.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                       MALE ISSUE AGE:  35, PREFERRED
                            SCHEDULED ANNUAL PREMIUM:  $3,000
                            INITIAL FACE AMOUNT:  $250,000
                            LIFE INSURANCE BENEFIT OPTION 1

ASSUMING GUARANTEED CHARGES


                                                                                                             END OF YEAR
                                      END OF YEAR DEATH BENEFIT(2)     END OF YEAR CASH VALUE(2)         CASH SURRENDER VALUE
                                      ASSUMING HYPOTHETICAL GROSS     ASSUMING HYPOTHETICAL GROSS    ASSUMING HYPOTHETICAL GROSS
              TOTAL PREMIUMS PAID     ANNUAL INVESTMENT RETURN OF     ANNUAL INVESTMENT RETURN OF    ANNUAL INVESTMENT RETURN OF
 VALUE(2)     PLUS INTEREST AT 5%    ------------------------------   ----------------------------   ----------------------------
POLICY YEAR   AS OF END OF YEAR(1)      0%         6%        12%        0%        6%        12%        0%        6%        12%
-----------   --------------------   --------   --------   --------   -------   -------   --------   -------   -------   --------
     1                3,150
     2                6,458
     3                9,931
     4               13,578
     5               17,407
     6               21,427
     7               25,648
     8               30,080
     9               34,734
    10               39,621
    15               67,974
    20              104,160
    30              209,287


------------

(1) All premiums are illustrated as if made at the beginning of the Policy Year.


(2) Assumes no policy loan or partial withdrawal has been made.



     THE ILLUSTRATION IS HYPOTHETICAL AND MAY NOT BE USED TO PROJECT OR PREDICT INVESTMENT RESULTS. THE INVESTMENT RATES OF RETURN SHOWN ARE ILLUSTRATIVE ONLY AND ARE BASED ON A HYPOTHETICAL LEVEL ANNUAL RATE OF RETURN. EVEN IF YOUR AVERAGE RATE OF RETURN IS THE SAME AS THE HYPOTHETICAL RATE, YOUR ACTUAL RESULTS WILL DIFFER DUE TO ANNUAL FLUCTUATIONS ABOVE OR BELOW THE HYPOTHETICAL AVERAGE RATE OF RETURN.

                                     PART II

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934 , the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

         Reference is made to Article VIII of the Depositor's By-Laws.

         New York Life maintains Directors and Officers Liability/Company Reimbursement ("D&O") insurance which covers directors, officers and trustees of New York Life, its subsidiaries, and its subsidiaries and certain affiliates including the Depositor while acting in their capacity as such. The total annual aggregate of D&O coverage is $150 million applicable to all insureds under the D&O policies. There is no assurance that such coverage will be maintained by New York Life or for the Depositor in the future as, in the past, there have been large variances in the availability of D&O insurance for financial institutions.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


      REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the Flexible Premium Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.


                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     The prospectus consisting of 62 pages.

     The undertaking to file reports.

     The undertaking pursuant to Rule 484.

     The representation as to the reasonableness of aggregate fees and charges.

     The signatures.

     Written consents of the following persons (to be filed by amendment):

     (a) Jonathan E. Gaines, Esq.

     (b) Joel M. Steinberg, Vice President and Actuary



     (c) PricewaterhouseCoopers LLP

     The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B- 2:

     (1) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit (1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

     (2)          Not applicable.

     (3)(a)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit (3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (3)(a)(1) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

     (3)(a)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(a)(2) to Registrant's Post-Effective Amendment No. 3 on Form S-6, and incorporated herein by reference.

     (3)(b)       Not applicable.

     (3)(c)       Not applicable.

     (4)          Not applicable.

     (5) Form of Policy - Previously filed as Exhibit (5) to Registrant's initial Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (5) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference. Rider to the Policy
                  - Previously filed as Exhibit (5) to Registrant's Post-Effective Amendment No. 5 on Form S-6 and incorporated herein by reference.

     (6)(a) Certificate of Incorporation of NYLIAC - previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (6)(b)(1) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 2-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (6)(b)(2) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (6)(b) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), and incorporated herein by reference.

     (7)          Not applicable.

     (8)          Not applicable.

     (9)(a) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit (9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, re-filed as Exhibit (9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(b) Powers of Attorney for the Directors and Officers of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(c) to Pre-Effective Amendment No. 2 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617) for the following, and incorporated herein by reference:

                  Jay S. Calhoun, Vice President, Treasurer and Director (Principal Financial Officer)
                  Richard M. Kernan, Jr., Director
                  Robert D. Rock, Senior Vice President and Director Frederick J. Sievert, President and Director
                  (Principal Executive Officer)
                  Stephen N. Steinig, Senior Vice President, Chief Actuary and Director
                  Seymour Sternberg, Director

     (9)(c) Power of Attorney for Maryann L. Ingenito, Vice President and Controller (Principal Accounting Officer) - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(d) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(d) Power of Attorney for Howard I. Atkins, Executive Vice President (Principal Financial Officer) - Previously filed as
                  Exhibit 8(d) to Registrant's Pre-Effective Amendment No. 1 on Form S-6 (File No. 333-39157), and incorporated herein by reference.

     (9)(e) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit (11) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, refiled in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(d) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

     (9)(f) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(g) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(h)       Participation Agreement between Janus Aspen Series and NYLIAC
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(i) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(j) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(5) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(k) Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(b)(6) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), and incorporated herein by reference.

     (9)(l) Power of Attorney for Certain Directors of NYLIAC - Previously filed as Exhibit 10(e) to Post-Effective Amendment No. 6 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - III (File No. 33-87382), and incorporated herein by reference for the following:

                  George J. Trapp, Director
                  Frank M. Boccio, Director
                  Phillip J. Hildebrand, Director
                  Michael G. Gallo, Director
                  Solomon Goldfinger, Director
                  Howard I. Atkins, Director

     (10) Form of Application - Previously filed as Exhibit (10) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (10) to Registrant's Post-Effective Amendment No. 4 on Form S-6, and incorporated herein by reference.

2. Opinion and Consent of Jonathan E. Gaines, Esq. - To be filed by amendment.


3.                Not applicable.

4.                Not applicable.

5.                Not applicable.

6. Opinion and Consent of Jane L. Hamrick, Vice President and Actuary - To be filed by amendment.


7. Consent of PricewaterhouseCoopers LLP - To be filed by amendment.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, NYLIAC Variable Universal Life Separate Account-I, certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City and State of New York on the 26th day of February, 1999.


                                        NYLIAC VARIABLE UNIVERSAL LIFE
                                        SEPARATE ACCOUNT-I
                                            (Registrant)


                                        By  /s/ MELVIN J. FEINBERG
                                           -------------------------------------
                                            Melvin J. Feinberg
                                            Vice President and Actuary

                                        NEW YORK LIFE INSURANCE AND
                                        ANNUITY CORPORATION
                                            (Depositor)


                                        By  /s/ MELVIN J. FEINBERG
                                           -------------------------------------
                                            Melvin J. Feinberg
                                            Vice President and Actuary

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


     Howard I. Atkins*              Executive Vice President and Director
                                    (Principal Financial Officer)

     Frank M. Boccio*               Director

     Michael G. Gallo*              Director

     Solomon Goldfinger*            Director

     Phillip J. Hildebrand*         Director

     Maryann L. Ingenito*           Vice President and Controller (Principal
                                    Accounting Officer)

     Richard M. Kernan, Jr.*        Director

     Robert D. Rock*                Senior Vice President and Director

     Frederick J. Sievert*          President and Director (Principal Executive
                                    Officer)

     Seymour Sternberg*             Director

     George J. Trapp*               Director



*By  /s/ MELVIN J. FEINBERG
   -------------------------------------
     Melvin J. Feinberg
     Attorney-in-Fact
     February 26, 1999